UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2016

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2016

2016 Annual Report

October 31, 2016

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	5
Investment Overviews & Portfolios of Investments:
Money Market Portfolio	7
Prime Portfolio	12
Government Portfolio	17
Government Securities Portfolio	25
Treasury Portfolio	29
Treasury Securities Portfolio	34
Tax-Exempt Portfolio	38
Statements of Assets and Liabilities	42
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	56
Notes to Financial Statements	71
Report of Independent Registered Public Accounting Firm	79
Investment Advisory Agreement Approval	80
Federal Income Tax Information	83
Privacy Notice	84
Trustee and Officer Information	87

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds. To receive a prospectus and/or Statement of Additional Information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/liquidity.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

2016 Annual Report

October 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds ("MSILF") Annual Report for the period ended October 31, 2016. MSILF currently offers seven portfolios (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. MSILF's portfolios provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2016

2016 Annual Report

October 31, 2016

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2016, were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class*
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.59%	0.60%	0.54%	0.55%	N/A	N/A	N/A	N/A	0.31%	0.31%	0.10%	0.10%	0.44%	0.45%	—	—
Prime	0.59%	0.59%	0.54%	0.54%	N/A	N/A	N/A	N/A	0.34%	0.34%	N/A	N/A	0.44%	0.44%	—	—
Government	0.30%	0.30%	0.25%	0.25%	0.20%	0.20%	0.15%	0.15%	0.05%	0.05%	0.01%	0.01%	0.15%	0.15%	0.01%	0.01%
Government Securities	0.19%	0.19%	0.15%	0.15%	0.09%	0.09%	0.04%	0.04%	0.01%	0.01%	0.02%	0.02%	0.04%	0.04%	—	—
Treasury	0.22%	0.22%	0.17%	0.17%	0.12%	0.12%	0.07%	0.07%	0.01%	0.01%	0.01%	0.01%	0.07%	0.07%	0.01%	0.01%
Treasury Securities	0.19%	0.19%	0.14%	0.14%	0.09%	0.09%	0.04%	0.04%	0.01%	0.01%	0.01%	0.01%	0.04%	0.04%	0.01%	0.01%
Tax-Exempt	0.40%	0.40%	0.35%	0.35%	N/A	N/A	N/A	N/A	0.91%	0.92%	N/A	N/A	0.25%	0.25%	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class*
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.57%	0.57%	0.52%	0.52%	N/A	N/A	N/A	N/A	0.32%	0.32%	0.07%	0.07%	0.42%	0.42%	—	—
Prime	0.50%	0.50%	0.45%	0.45%	N/A	N/A	N/A	N/A	0.25%	0.25%	N/A	N/A	0.35%	0.35%	—	—
Government	0.24%	0.24%	0.19%	0.19%	0.14%	0.14%	0.09%	0.09%	–0.01%	–0.01%	–0.26%	–0.26%	0.09%	0.09%	–0.31%	–0.31%
Government Securities	–0.08%	–0.08%	–0.13%	–0.13%	–0.18%	–0.18%	–0.23%	–0.23%	–0.33%	–0.33%	–0.58%	–0.58%	–0.23%	–0.23%	—	—
Treasury	0.19%	0.19%	0.14%	0.14%	0.09%	0.09%	0.04%	0.04%	–0.06%	–0.06%	–0.31%	–0.31%	0.04%	0.04%	–0.36%	–0.36%
Treasury Securities	0.15%	0.15%	0.10%	0.10%	0.05%	0.05%	0.00%	0.00%	–0.10%	–0.10%	–0.35%	–0.35%	0.00%	0.00%	–0.40%	–0.40%
Tax-Exempt	0.38%	0.38%	0.33%	0.33%	N/A	N/A	N/A	N/A	0.13%	0.13%	N/A	N/A	0.23%	0.23%	—	—

*  Commenced offering on March 31, 2016.

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance information for the 7-day effective yield assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/liquidity. Investment returns will fluctuate causing portfolio shares, when redeemed, to be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

2016 Annual Report

October 31, 2016

Performance Summary (unaudited) (cont'd)

Government, Government Securities, Treasury, and Treasury Securities Portfolios are STABLE NAV PORTFOLIOS. You could lose money by investing in these Portfolios. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolios' sponsor has no legal obligation to provide financial support to the Portfolios, and you should not expect that the sponsor will provide financial support to the Portfolios at any time. Money Market, Prime, and Tax-Exempt Portfolios are FLOATING NAV PORTFOLIOS. You could lose money by investing in these Portfolios. Because the share price of these Portfolios will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolios may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolios' Liquidity falls below required minimums because of market conditions or other factors. An investment in these Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolios' sponsor has no legal obligation to provide financial support to the Portfolios, and you should not expect that the sponsor will provide financial support to the Portfolios at any time. Please read MSILF's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Portfolios than the total return. As with all money market portfolios, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2016 Annual Report

October 31, 2016

Expense Examples (unaudited)

As a shareholder of a Portfolio, you incur ongoing costs, which might include advisory fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2016 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchanges fees.

2016 Annual Report

October 31, 2016

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/16	Actual Ending Account Value 10/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Money Market Portfolio Institutional Class	$1,000.00	$1,002.46	$1,024.40	$0.60	$0.61	0.12	%***
Money Market Portfolio Institutional Select Class	1,000.00	1,002.01	1,024.15	0.85	0.86	0.17	***
Money Market Portfolio Advisory Class	1,000.00	1,001.46	1,023.15	1.85	1.87	0.37	***
Money Market Portfolio Participant Class	1,000.00	1,000.19	1,022.20	2.80	2.83	0.56	***
Money Market Portfolio Cash Management Class	1,000.00	1,001.51	1,023.65	1.35	1.37	0.27	***
Prime Portfolio Institutional Class	1,000.00	1,002.27	1,024.10	0.90	0.91	0.18	***
Prime Portfolio Institutional Select Class	1,000.00	1,002.32	1,023.85	1.15	1.16	0.23	***
Prime Portfolio Advisory Class	1,000.00	1,000.82	1,022.85	2.15	2.17	0.43	***
Prime Portfolio Cash Management Class	1,000.00	1,001.32	1,023.35	1.65	1.67	0.33	***
Government Portfolio Institutional Class	1,000.00	1,001.37	1,024.15	0.85	0.86	0.17	***
Government Portfolio Institutional Select Class	1,000.00	1,001.12	1,023.90	1.10	1.11	0.22	***
Government Portfolio Investor Class	1,000.00	1,000.87	1,023.65	1.35	1.37	0.27	***
Government Portfolio Administrative Class	1,000.00	1,000.62	1,023.40	1.60	1.62	0.32	***
Government Portfolio Advisory Class	1,000.00	1,000.13	1,022.90	2.10	2.12	0.42	***
Government Portfolio Participant Class	1,000.00	1,000.04	1,022.75	2.25	2.28	0.45	***
Government Portfolio Cash Management Class	1,000.00	1,000.62	1,023.40	1.60	1.62	0.32	***
Government Portfolio Select Class	1,000.00	1,000.04	1,022.85	2.15	2.17	0.43	***
Government Securities Portfolio Institutional Class	1,000.00	1,000.85	1,024.10	0.90	0.91	0.18	***
Government Securities Portfolio Institutional Select Class	1,000.00	1,000.60	1,023.85	1.15	1.16	0.23	***
Government Securities Portfolio Investor Class	1,000.00	1,000.36	1,023.60	1.40	1.42	0.28	***
Government Securities Portfolio Administrative Class	1,000.00	1,000.13	1,023.30	1.70	1.72	0.34	***
Government Securities Portfolio Advisory Class	1,000.00	1,000.04	1,023.40	1.60	1.62	0.32	***
Government Securities Portfolio Participant Class	1,000.00	1,000.08	1,023.35	1.65	1.67	0.33	***
Government Securities Portfolio Cash Management Class	1,000.00	1,000.13	1,023.40	1.60	1.62	0.32	***
Treasury Portfolio Institutional Class	1,000.00	1,001.10	1,024.10	0.90	0.91	0.18	***
Treasury Portfolio Institutional Select Class	1,000.00	1,000.85	1,023.85	1.15	1.16	0.23	***
Treasury Portfolio Investor Class	1,000.00	1,000.60	1,023.60	1.40	1.42	0.28	***
Treasury Portfolio Administrative Class	1,000.00	1,000.35	1,023.35	1.65	1.67	0.33	***
Treasury Portfolio Advisory Class	1,000.00	1,000.05	1,023.05	1.95	1.97	0.39	***
Treasury Portfolio Participant Class	1,000.00	1,000.04	1,023.05	1.95	1.97	0.39	***
Treasury Portfolio Cash Management Class	1,000.00	1,000.35	1,023.35	1.65	1.67	0.33	***
Treasury Portfolio Select Class	1,000.00	1,000.04	1,023.05	1.95	1.97	0.39	***
Treasury Securities Portfolio Institutional Class	1,000.00	1,000.92	1,024.10	0.90	0.91	0.18	***
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,000.67	1,023.85	1.15	1.16	0.23	***
Treasury Securities Portfolio Investor Class	1,000.00	1,000.42	1,023.60	1.40	1.42	0.28	***
Treasury Securities Portfolio Administrative Class	1,000.00	1,000.19	1,023.40	1.60	1.62	0.32	***
Treasury Securities Portfolio Advisory Class	1,000.00	1,000.05	1,023.25	1.75	1.77	0.35	***
Treasury Securities Portfolio Participant Class	1,000.00	1,000.04	1,023.25	1.75	1.77	0.35	***
Treasury Securities Portfolio Cash Management Class	1,000.00	1,000.18	1,023.35	1.65	1.67	0.33	***
Treasury Securities Portfolio Select Class	1,000.00	1,000.04	1,023.25	1.75	1.77	0.35	***
Tax-Exempt Portfolio Institutional Class	1,000.00	1,003.79	1,023.25	1.75	1.77	0.35	***
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,003.56	1,023.00	2.00	2.02	0.40	***
Tax-Exempt Portfolio Advisory Class	1,000.00	1,003.05	1,022.65	2.35	2.38	0.47	***
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,003.04	1,022.95	2.05	2.07	0.41	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183****/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

****  Adjusted to reflect non-business day accruals.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Portfolio invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Portfolio also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Portfolio now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Portfolio is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Portfolio is subject to the possible imposition of liquidity fees and/or redemption gates. The Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.43%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provided an annualized current yield of 0.59% (subsidized) and 0.57% (non-subsidized), while its 30-day moving average annualized yield was 0.48% (subsidized) and 0.37% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the second half at 1.45%, as slower inventory growth subtracted from gross domestic product (GDP) along with lower exports due to the dollar's appreciation.(1) The economy grew at a modest pace in the first half of 2016, at 1.1%, due to lagging growth caused by continued turbulence in the financial markets and global economic problems. Household purchases were the lone bright spot in the first half of 2016, while businesses continued to trim inventories and reduce outlays on equipment and construction projects. The U.S. economy picked up in the third quarter of 2016, growing at 2.9%, the largest increase in two years, predominantly due to a rebound in inventories and a jump in the export market.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the first half of 2016, averaging 171,000.(2) The first half was highlighted by a surprising 24,000 gain in May, where employers added the fewest number of workers in almost six years. Payroll growth in June rebounded and came in at 271,000, tempering fears of a slowing labor market. Both the unemployment rate and participation rate ended the first half of 2016 where they started, at 4.9% and 62.7%, respectively.

•  Third quarter 2016 continued its positive momentum, with non-farm payrolls averaging 206,000 through September. Economists focused on the fact that both the size of the labor force and the number of people employed rose substantially. The uptick in the jobless rate to 5% was caused by the labor market growing faster than the number of employed. U.S. jobs continued their upward trend in October, at 161,000, showing signs that the labor market and economy made progress to start the fourth quarter. Both the October unemployment rate and labor participation rate ticked down slightly.

•  Monetary policy remained a key driver of sentiment and market performance. The October 2015 Federal Open Market Committee (FOMC) meeting offered the market an important update on the Federal Reserve's (Fed) views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

•  November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.(3)

•  At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by 25 basis points to a range of 0.25% to 0.50%. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation to rise to 2% over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

•  Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end 2015, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

•  The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they adopted a "wait and see" stance before considering any additional monetary actions in the near term.

•  In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25% to

0.50%. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

•  At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the U.K. files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury yield declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.(4)

•  In July, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August, market participants were focused on the annual Jackson Hole summit, which was highlighted by comments from Fed Chair Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in the text of the speech to central bankers and economists. These remarks left open the possibility of an interest-rate hike in September. As a result of the interpreted hawkish comments, bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  On October 14, 2016, the long-awaited implementation of the revised SEC Rule 2a-7 took effect. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value (FNAV). Government and treasury funds were largely unchanged. Money fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(5) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(6)

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $479.9 million. The Portfolio's WAM and WAL were 23 days and 27 days, respectively.

•  We remain quite comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty related to regulatory reform and expectations of rising interest rates. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

(1)  Source for GDP data: Bureau of Economic Analysis

(2)  Source for employment data: Bureau of Labor Statistics

(3)  Source: Bloomberg L.P.

(4)  Source: Bloomberg L.P., July 1, 2016

(5)  Source: Intercontinental Exchange and Bloomberg L.P.

(6)  Source: iMoneynet, an Informa business

2016 Annual Report

October 31, 2016

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (13.0%)
International Banks (13.0%)
Bank of Montreal
0.84%, 12/28/16	$10,000	$10,004
DZ Bank,
0.93%, 12/16/16	14,250	14,253
1.06%, 2/7/17	5,000	5,000
Oversea-Chinese Banking Corp. Ltd.
0.70%, 12/20/16	15,000	15,002
Sumitomo Mitsui Trust Bank Ltd.,
0.95%, 1/11/17 - 1/31/17	18,000	18,009
Total Certificates of Deposit (Cost $62,256)		62,268
Commercial Paper (a) (15.6%)
Automobiles (1.5%)
Toyota Motor Credit Corp.
0.61%, 12/16/16	7,000	6,996
International Banks (14.1%)
Bank Nederlandse Gemeenten NV
0.48%, 11/1/16	10,000	10,000
Caisse des Depots et Consignations
0.87%, 1/23/17	10,000	9,980
Mizuho Bank Ltd.
0.90%, 1/17/17	10,000	9,983
NRW Bank
0.62%, 12/15/16	10,000	9,991
Sumitomo Mitsui Banking Corp.
0.90%, 1/19/17	7,000	6,989
United Overseas Bank Ltd.,
0.90%, 1/13/17	11,000	10,981
0.99%, 2/9/17	10,000	9,972
		67,896
Total Commercial Paper (Cost $74,887)		74,892
Floating Rate Notes (6.0%)
International Banks (6.0%)
Cooperatieve Rabobank UA
0.99%, 2/28/17	10,000	10,005
Svenska Handelsbanken AB
1.05%, 12/19/16	8,700	8,705
Swedbank AB
1.13%, 2/16/17	10,000	10,010
Total Floating Rate Notes (Cost $28,720)		28,720
Repurchase Agreements (39.4%)
ABN Amro Securities LLC, (0.51%, dated 10/31/16, due 11/1/16; proceeds $17,000; fully collateralized by various Corporate Bonds, 1.10% - 8.45% due 9/18/17 - 10/15/46; valued at $17,850)	17,000	17,000
Bank of Montreal, (0.51%, dated 10/31/16, due 11/1/16; proceeds $10,000; fully collateralized by various Corporate Bonds, 1.00% - 6.50% due 1/26/17 - 11/23/43; valued at $10,501)	10,000	10,000
	Face Amount (000)	Value (000)
BNP Paribas Securities Corp., (0.53%, dated 10/31/16, due 11/1/16; proceeds $20,000; fully collateralized by various Corporate Bonds, 3.40% - 6.75% due 9/15/26 - 6/1/46; valued at $21,000)	$20,000	$20,000
Citigroup Global Markets, Inc., (0.56%, dated 10/31/16, due 11/1/16; proceeds $1,000; fully collateralized by various Common Stocks; valued at $1,050)	1,000	1,000
HSBC Securities USA, Inc., (0.61%, dated 10/31/16, due 11/1/16; proceeds $10,000; fully collateralized by various Corporate Bonds, 7.00% - 10.00% due 4/1/19; valued at $10,604)	10,000	10,000
HSBC Securities USA, Inc., (0.61%, dated 10/31/16, due 11/1/16; proceeds $10,000; fully collateralized by various Corporate Bonds, 5.00% - 10.00% due 4/1/19 - 8/15/26; valued at $10,605)	10,000	10,000
ING Financial Markets LLC, (0.51%, dated 10/31/16, due 11/1/16; proceeds $10,000; fully collateralized by various Corporate Bonds, 3.38% - 6.50% due 2/15/25 - 11/15/35; valued at $10,505)	10,000	10,000
ING Financial Markets LLC, (0.64%, dated 10/31/16, due 11/1/16; proceeds $8,000; fully collateralized by various Corporate Bonds, 3.50% - 7.38% due 4/15/18 - 6/15/24; valued at $8,482)	8,000	8,000
JP Morgan Securities LLC, (0.68%, dated 10/20/16, due 11/21/16; proceeds $15,009; fully collateralized by various Corporate Bonds, 0.00% due 6/15/17 - 1/15/87; valued at $15,904) (Demand 11/7/16)	15,000	14,996
Merrill Lynch Pierce Fenner & Smith, (0.55%, dated 10/31/16, due 11/1/16; proceeds $15,000; fully collateralized by various Common Stocks, a Convertible Bond, 0.00% (b), various Preferred Stocks and a U.S. Government obligation, 1.38% due 2/28/19; valued at $15,663)	15,000	15,000
Merrill Lynch Pierce Fenner & Smith, (1.00%, dated 10/31/16, due 2/3/17; proceeds $7,018; fully collateralized by various Common Stocks, various Convertible Bonds, 0.00% due 10/51/29 (b), and various Preferred Stocks; valued at $7,405) (Demand 12/5/16)	7,000	7,000
Mizuho Securities USA, Inc., (0.51%, dated 10/31/16, due 11/1/16; proceeds $5,000; fully collateralized by various Common Stocks; valued at $5,250)	5,000	5,000
Natixis, (Interest in $1,500,000 joint repurchase agreement, 0.35% dated 10/31/16 under which Natixis, will repurchase the securities provided as collateral for $1,500,015 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 8/1/46; valued at $1,544,952)	10,000	10,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Scotia Capital USA, Inc., (0.61%, dated 10/31/16, due 11/1/16; proceeds $16,000; fully collateralized by various Corporate Bonds, 5.50% - 9.00% due 12/15/16 - 1/15/24; valued at $16,960)	$16,000	$16,000
SG Americas Securities, (0.63%, dated 10/31/16, due 11/1/16; proceeds $15,000; fully collateralized by various Corporate Bonds, 2.75% - 9.75% due 6/15/17 - 6/5/15 (b); valued at $15,870)	15,000	15,000
Wells Fargo Securities LLC, (0.51%, dated 10/31/16, due 11/1/16; proceeds $10,000; fully collateralized by a Corporate Bond, 3.45% due 2/13/23; valued at $10,500)	10,000	10,000
Wells Fargo Securities LLC, (1.14%, dated 10/25/16, due 1/25/17; proceeds $10,029; fully collateralized by various Corporate Bonds, 3.16% - 8.20% due 10/1/17 - 6/5/15; valued at $10,857)	10,000	10,000
Total Repurchase Agreements (Cost $189,000)		188,996
Tax-Exempt Instruments (6.2%)
Daily Variable Rate Bonds (4.1%)
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2011 Ser FF-1
0.50%, 6/15/44	6,000	6,000
Water & Sewer System Fiscal 2015 Subser BB-1
0.50%, 6/15/49	5,000	5,000
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2015 Ser E Subser E-4
0.50%, 2/1/45	9,000	9,000
		20,000
Weekly Variable Rate Bond (2.1%)
California Statewide Communities Development Authority, Kaiser Permanente Ser 2004 J 0.58%, 4/1/36	10,000	10,000
Total Tax-Exempt Instruments (Cost $30,000)		30,000
Time Deposits (19.8%)
International Banks (19.8%)
Credit Agricole CIB (Grand Cayman)
0.31%, 11/1/16	20,000	20,000
DNB Bank ASA (Cayman Islands)
0.30%, 11/1/16	20,000	20,000
National Australia Bank Ltd. (Cayman)
0.30%, 11/1/16	20,000	20,000
Natixis (Grand Cayman)
0.30%, 11/1/16	20,000	20,000
Skandinaviska Enskilda Banken AB
0.31%, 11/1/16	15,000	15,000
Total Time Deposits (Cost $95,000)		95,000
Total Investments (100.0%) (Cost $479,863) (c)		479,876
Other Assets in Excess of Liabilities (0.0%) (d)		10
Net Assets (100.0%)		$479,886

(a)  The rates shown are the effective yields at the date of purchase.

(b)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2016.

(c)  At October 31, 2016 the aggregate cost for federal income tax purposes is approximately $479,863,000. The aggregate gross unrealized appreciation is approximately $13,000 and the aggregate gross unrealized depreciation is $0 resulting in net unrealized appreciation of approximately $13,000.

(d)  Amount is less than 0.05%.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	39.4%
Time Deposits	19.8
Commercial Paper	15.6
Certificates of Deposit	13.0
Tax-Exempt Instruments	6.2
Floating Rate Notes	6.0
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Portfolio also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Portfolio now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Portfolio is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Portfolio is subject to the possible imposition of liquidity fees and/or redemption gates. The Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.38%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provided an annualized current yield of 0.59% (subsidized) and 0.50% (non-subsidized), while its 30-day moving average annualized yield was 0.54% (subsidized) and 0.41% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the second half at 1.45%, as slower inventory growth subtracted from gross domestic product (GDP) along with lower exports due to the dollar's appreciation.(1) The economy grew at a modest pace in the first half of 2016, at 1.1%, due to lagging growth caused by continued turbulence in the financial markets and global economic problems. Household purchases were the lone bright spot in the first half of 2016, while businesses continued to trim inventories and reduce outlays on equipment and construction projects. The U.S. economy picked up in the third quarter of 2016, growing at 2.9%, the largest increase in two years, predominantly due to a rebound in inventories and a jump in the export market.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the first half of 2016, averaging 171,000.(2) The first half was highlighted by a surprising 24,000 gain in May, where employers added the fewest number of workers in almost six years. Payroll growth in June rebounded and came in at 271,000, tempering fears of a slowing labor market. Both the unemployment rate and participation rate ended the first half of 2016 where they started, at 4.9% and 62.7%, respectively.

•  Third quarter 2016 continued its positive momentum, with non-farm payrolls averaging 206,000 through September. Economists focused on the fact that both the size of the labor force and the number of people employed rose substantially. The uptick in the jobless rate to 5% was caused by the labor market growing faster than the number of employed. U.S. jobs continued their upward trend in October, at 161,000, showing signs that the labor market and economy made progress to start the fourth quarter. Both the October unemployment rate and labor participation rate ticked down slightly.

•  Monetary policy remained a key driver of sentiment and market performance. The October 2015 Federal Open Market Committee (FOMC) meeting offered the market an important update on the Federal Reserve's (Fed) views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.(3)

•  At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by 25 basis points to a range of 0.25% to 0.50%. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation to rise to 2% over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

•  Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end 2015, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

•  The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they adopted a "wait and see" stance before considering any additional monetary actions in the near term.

•  In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25% to

0.50%. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

•  At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Prime Portfolio

to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the U.K. files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury yield declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.(4)

•  In July, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August, market participants were focused on the annual Jackson Hole summit, which was highlighted by comments from Fed Chair Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in the text of the speech to central bankers and economists. These remarks left open the possibility of an interest-rate hike in September. As a result of the interpreted hawkish comments, bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  On October 14, 2016, the long-awaited implementation of the revised SEC Rule 2a-7 took effect. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value (FNAV). Government and treasury funds were largely unchanged. Money fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(5) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(6)

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $1.9 billion. The Portfolio's WAM and WAL were 16 days and 20 days, respectively.

•  We remain quite comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty related to regulatory reform and expectations of rising interest rates. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

(1)  Source for GDP data: Bureau of Economic Analysis

(2)  Source for employment data: Bureau of Labor Statistics

(3)  Source: Bloomberg L.P.

(4)  Source: Bloomberg L.P., July 1, 2016

(5)  Source: Intercontinental Exchange and Bloomberg L.P.

(6)  Source: iMoneynet, an Informa business

2016 Annual Report

October 31, 2016

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (9.4%)
International Banks (9.4%)
Bank of Montreal
0.84%, 12/28/16	$35,500	$35,513
DZ Bank,
0.93%, 12/16/16	43,000	43,009
1.06%, 2/7/17	11,700	11,700
Oversea-Chinese Banking Corp. Ltd.
0.70%, 12/20/16	35,000	35,006
Sumitomo Mitsui Trust Bank Ltd.,
0.95%, 1/11/17 - 1/31/17	55,000	55,030
Total Certificates of Deposit (Cost $180,219)		180,258
Commercial Paper (a) (10.3%)
Automobiles (1.0%)
Toyota Motor Credit Corp.
0.61%, 12/16/16	18,000	17,989
International Banks (9.3%)
Bank Nederlandse Gemeenten NV
0.48%, 11/1/16	20,000	20,000
Caisse des Depots et Consignations
0.87%, 1/23/17	40,000	39,919
Mizuho Bank Ltd.
0.90%, 1/17/17	20,000	19,967
NRW Bank
0.62%, 12/15/16	30,000	29,975
Sumitomo Mitsui Banking Corp.
0.90%, 1/19/17	18,000	17,972
United Overseas Bank Ltd.,
0.90%, 1/13/17	25,000	24,956
0.99%, 2/9/17	25,000	24,929
		177,718
Total Commercial Paper (Cost $195,695)		195,707
Floating Rate Notes (4.2%)
International Banks (4.2%)
Cooperatieve Rabobank UA
0.98%, 2/28/17	40,000	40,018
Swedbank AB
1.12%, 2/16/17	40,000	40,039
Total Floating Rate Notes (Cost $80,062)		80,057
Repurchase Agreements (46.5%)
ABN Amro Securities LLC, (0.51%, dated 10/31/16, due 11/1/16; proceeds $64,001; fully collateralized by various Corporate Bonds, 0.95% - 9.63% due 12/15/16 - 5/15/46 and U.S. Government agency securities, 2.09% - 4.00% due 4/7/28 - 11/1/46; valued at $67,118)	64,000	64,000
Bank of America, (0.34%, dated 10/31/16, due 11/1/16; proceeds $50,000; fully collateralized by a U.S. Government agency security, 3.00% due 4/1/45; valued at $51,500)	50,000	50,000
	Face Amount (000)	Value (000)
Bank of Montreal, (0.51%, dated 10/31/16, due 11/1/16; proceeds $36,001; fully collateralized by various Corporate Bonds, 1.00% - 6.50% due 1/26/17 - 10/23/22 and a U.S. Government obligation, 0.00% due 3/16/17; valued at $37,631)	$36,000	$36,000
BNP Paribas Securities Corp., (0.53%, dated 10/31/16, due 11/1/16; proceeds $67,001; fully collateralized by various Corporate Bonds, 2.60% - 10.75% due 6/9/23 - 10/15/97; valued at $70,350)	67,000	67,000
Citigroup Global Markets, Inc., (0.56%, dated 10/31/16, due 11/1/16; proceeds $1,000; fully collateralized by various Common Stocks; valued at $1,050)	1,000	1,000
Credit Agricole Corp., (Interest in $1,400,000 joint repurchase agreement, 0.34% dated 10/31/16 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,400,013 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 11/1/46; valued at $1,436,309)	74,000	74,000
HSBC Securities USA, Inc., (0.61%, dated 10/31/16, due 11/1/16; proceeds $30,001; fully collateralized by various Corporate Bonds, 4.88% - 7.75% due 3/15/20 - 8/15/26; valued at $31,803)	30,000	30,000
HSBC Securities USA, Inc., (0.61%, dated 10/31/16, due 11/1/16; proceeds $65,001; fully collateralized by various Corporate Bonds, 5.38% - 11.63% due 9/15/17 - 7/15/25; valued at $68,903)	65,000	65,000
ING Financial Markets LLC, (0.51%, dated 10/31/16, due 11/1/16; proceeds $59,001; fully collateralized by various Corporate Bonds, 3.00% - 6.70% due 10/8/21 - 8/1/28; valued at $61,954)	59,000	59,000
ING Financial Markets LLC, (0.64%, dated 10/31/16, due 11/1/16; proceeds $21,000; fully collateralized by various Corporate Bonds, 5.50% - 10.00% due 4/1/19 - 10/15/24; valued at $22,260)	21,000	21,000
JP Morgan Securities LLC, (0.68%, dated 10/20/16, due 11/21/16; proceeds $35,021; fully collateralized by various Corporate Bonds, 0.00% due 8/15/17 - 5/15/77 (b); valued at $37,109) (Demand 11/7/16)	35,000	34,991
Merrill Lynch Pierce Fenner & Smith, (0.55%, dated 10/31/16, due 11/1/16; proceeds $60,001; fully collateralized by various Common Stocks, various Preferred Stocks and a U.S. Government obligation, 1.38% due 2/28/19; valued at $61,320)	60,000	60,000
Merrill Lynch Pierce Fenner & Smith, (1.00%, dated 10/31/16, due 2/3/17; proceeds $33,087; fully collateralized by various Common Stocks, various Preferred Stocks and a U.S. Government obligation, 1.38% due 2/28/19; valued at $33,980) (Demand 12/5/16)	33,000	33,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Mizuho Securities USA, Inc., (0.51%, dated 10/31/16, due 11/1/16; proceeds $54,001; fully collateralized by various Common Stocks and Preferred Stocks; valued at $56,700)	$54,000	$54,000
Nomura Securities, (0.37%, dated 10/31/16, due 11/1/16; proceeds $50,001; fully collateralized by various U.S. Government agency securities, 3.50% - 4.00% due 12/20/45 - 5/1/46 and U.S. Government obligations, 0.00% - 1.13% due 1/5/17 - 8/31/21; valued at $51,499)	50,000	50,000
Scotia Capital USA, Inc., (0.61%, dated 10/31/16, due 11/1/16; proceeds $64,001; fully collateralized by various Corporate Bonds, 5.50% - 12.25% due 12/15/16 - 1/15/24; valued at $67,841)	64,000	64,000
SG Americas Securities, (0.63%, dated 10/31/16, due 11/1/16; proceeds $62,001; fully collateralized by various Corporate Bonds, 0.00% - 9.75% due 3/15/18 - 8/21/46; valued at $65,635)	62,000	62,000
Wells Fargo Securities LLC, (0.51%, dated 10/31/16, due 11/1/16; proceeds $31,000; fully collateralized by various Corporate Bonds, 1.25% - 4.00% due 4/26/19 - 9/19/46; valued at $32,550)	31,000	31,000
Wells Fargo Securities LLC, (1.14%, dated 10/25/16, due 1/25/17; proceeds $30,087; fully collateralized by various Corporate Bonds, 6.50% - 10.00% due 3/15/18 - 3/1/39; valued at $31,800)	30,000	30,000
Total Repurchase Agreements (Cost $886,000)		885,991
Tax-Exempt Instruments (5.0%)
Daily Variable Rate Bonds (3.3%)
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2011 Ser FF-1 0.50%, 6/15/44	17,400	17,400
Water & Sewer System Fiscal 2015 Subser BB-1 0.50%, 6/15/49	15,985	15,985
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2015 Ser E Subser E-4 0.50%, 2/1/45	29,680	29,680
		63,065
Weekly Variable Rate Bond (1.7%)
California Statewide Communities Development Authority, Kaiser Permanente Ser 2004 J 0.58%, 4/1/36	31,560	31,560
Total Tax-Exempt Instruments (Cost $94,625)		94,625
Time Deposits (24.6%)
International Banks (24.6%)
BNP Paribas SA (Cayman Islands Branch)
0.30%, 11/1/16	25,000	25,000
Credit Agricole CIB (Grand Cayman)
0.31%, 11/1/16	90,000	90,000
DNB Bank ASA (New York Branch)
0.30%, 11/1/16	90,000	90,000
National Australia Bank Ltd. (Cayman)
0.30%, 11/1/16	85,000	85,000
	Face Amount (000)	Value (000)
Natixis (Grand Cayman)
0.30%, 11/1/16	$85,000	$85,000
Skandinaviska Enskilda Banken AB
0.31%, 11/1/16	90,000	90,000
Swedbank AB (New York Branch)
0.32%, 11/1/16	5,000	5,000
Total Time Deposits (Cost $470,000)		470,000
Total Investments (100.0%) (Cost $1,906,601) (c)		1,906,638
Liabilities in Excess of Other Assets (0.0%) (d)		(292)
Net Assets (100.0%)		$1,906,346

(a)  The rates shown are the effective yields at the date of purchase.

(b)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2016.

(c)  At October 31, 2016 the aggregate cost for federal income tax purposes is approximately $1,906,601,000. The aggregate gross unrealized appreciation is approximately $60,000 and the aggregate gross unrealized depreciation is approximately $23,000 resulting in net unrealized appreciation of approximately $37,000.

(d)  Amount is less than 0.05%.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	46.5%
Time Deposits	24.6
Commercial Paper	10.3
Certificates of Deposit	9.4
Tax-Exempt Instruments	5.0
Other*	4.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.23%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provided an annualized current yield of 0.30% (subsidized) and 0.24% (non-subsidized), while its 30-day moving average annualized yield was 0.29% (subsidized) and 0.24% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the second half at 1.45%, as slower inventory growth subtracted from gross domestic product (GDP) along with lower exports due to the dollar's appreciation.(1) The economy grew at a modest pace in the first half of 2016, at 1.1%, due to lagging growth caused by continued turbulence in the financial markets and global economic problems. Household purchases were the lone bright spot in the first half of 2016, while businesses continued to trim inventories and reduce outlays on equipment and construction projects. The U.S. economy picked up in the third quarter of 2016, growing at 2.9%, the largest increase in two years, predominantly due to a rebound in inventories and a jump in the export market.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the first half of 2016, averaging 171,000.(2) The first half was highlighted by a surprising 24,000 gain in May, where employers added the fewest number of workers in almost six years. Payroll growth in June rebounded and came in at 271,000, tempering fears of a slowing labor market. Both the unemployment rate and participation rate ended the first half of 2016 where they started, at 4.9% and 62.7%, respectively.

•  Third quarter 2016 continued its positive momentum, with non-farm payrolls averaging 206,000 through September. Economists focused on the fact that both the size of the labor force and the number of people employed rose substantially. The uptick in the jobless rate to 5% was caused by the labor market growing faster than the number of employed. U.S. jobs continued their upward trend in October, at 161,000, showing signs that the labor market and economy made progress to start the fourth quarter. Both the October unemployment rate and labor participation rate ticked down slightly.

•  Monetary policy remained a key driver of sentiment and market performance. The October 2015 Federal Open Market Committee (FOMC) meeting offered the market an important update on the Federal Reserve's (Fed) views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

•  November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.(3)

•  At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by 25 basis points to a range of 0.25% to 0.50%. FOMC members acknowledged progress in the labor market but noted that inflation remains

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Government Portfolio

below their target. The Committee expects inflation to rise to 2% over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

•  Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end 2015, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

•  The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they adopted a "wait and see" stance before considering any additional monetary actions in the near term.

•  In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25% to 0.50%. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

•  At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the U.K. files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury yield declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.(4)

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Government Portfolio

•  In July, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August, market participants were focused on the annual Jackson Hole summit, which was highlighted by comments from Fed Chair Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in the text of the speech to central bankers and economists. These remarks left open the possibility of an interest-rate hike in September. As a result of the interpreted hawkish comments, bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  On October 14, 2016, the long-awaited implementation of the revised SEC Rule 2a-7 took effect. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value (FNAV). Government and treasury funds were largely unchanged. Money fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(5) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(6)

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $52.9 billion. The Portfolio's WAM and WAL were 29 days and 96 days, respectively.

•  We continued to hold a significant portion of the Portfolio in repurchase agreements, along with government agency obligations. Yields on short-term investments remained low, which resulted in limited yield opportunities. As a result, we continued to maintain a conservative and short maturity profile.

(1)  Source for GDP data: Bureau of Economic Analysis

(2)  Source for employment data: Bureau of Labor Statistics

(3)  Source: Bloomberg L.P.

(4)  Source: Bloomberg L.P., July 1, 2016

(5)  Source: Intercontinental Exchange and Bloomberg L.P.

(6)  Source: iMoneynet, an Informa business

2016 Annual Report

October 31, 2016

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (55.7%)
ABN Amro Securities LLC, (Interest in $1,350,000 joint repurchase agreement, 0.35% dated 10/31/16 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,350,013 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 12/15/49; valued at $1,389,101)	$950,000	$950,000
Bank of America, (0.34%, dated 10/31/16, due 11/1/16; proceeds $200,002; fully collateralized by various U.S. Government agency securities, 3.00% - 3.50% due 4/1/45 - 7/1/45; valued at $206,000)	200,000	200,000
Bank of Montreal, (0.31%, dated 10/31/16, due 11/1/16; proceeds $240,002; fully collateralized by various U.S. Government obligations, 0.00% - 8.88% due 11/10/16 - 8/15/45; valued at $244,800)	240,000	240,000
Bank of Montreal, (0.32%, dated 10/31/16, due 11/1/16; proceeds $150,001; fully collateralized by various U.S. Government agency securities, 0.00% - 8.28% due 11/15/16 - 7/15/37 and U.S. Government obligations, 0.00% - 8.13% due 11/30/16 - 2/15/44; valued at $153,000)	150,000	150,000
Bank of Montreal, (0.33%, dated 10/31/16, due 11/1/16; proceeds $100,001; fully collateralized by various U.S. Government agency securities, 1.26% - 1.37% due 3/1/23 - 1/1/26; valued at $103,000)	100,000	100,000
Bank of Nova Scotia, (0.31%, dated 10/31/16, due 11/1/16; proceeds $50,000; fully collateralized by various U.S. Government obligations, 1.63% - 3.50% due 2/15/18 - 2/15/24; valued at $51,000)	50,000	50,000
Bank of Nova Scotia, (0.32%, dated 10/17/16, due 1/17/17; proceeds $500,402; fully collateralized by various U.S. Government agency securities, 1.05% - 6.25% due 5/17/18 - 9/1/46; valued at $514,998) (Demand 11/7/16)	500,000	500,000
Bank of Nova Scotia, (0.32%, dated 10/31/16, due 11/1/16; proceeds $200,002; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 7/1/29 - 7/1/46; valued at $206,000)	200,000	200,000
Bank of Nova Scotia, (0.36%, dated 9/22/16, due 9/21/17; proceeds $853,049; fully collateralized by various U.S. Government agency securities, 0.75% - 7.00% due 6/21/17 - 9/20/46; valued at $875,262) (Demand 11/7/16)	850,000	850,000
	Face Amount (000)	Value (000)
Bank of Nova Scotia, (0.35%, dated 8/30/16, due 11/28/16; proceeds $500,431; fully collateralized by various U.S. Government agency securities, 2.40% - 3.50% due 4/1/29 - 5/1/46; valued at $515,000) (Demand 11/7/16)	$500,000	$500,000
Bank of Nova Scotia, (0.36%, dated 8/4/16, due 11/1/16; proceeds $365,317; fully collateralized by various U.S. Government agency securities, 1.05% - 4.50% due 5/17/18 - 10/1/46; valued at $375,947)	365,000	365,000
Bank of Nova Scotia, (0.50%, dated 1/5/16, due 1/5/17; proceeds $864,268; fully collateralized by various U.S. Government agency securities, 1.77% - 6.00% due 2/1/23 - 9/1/46; valued at $885,800) (Demand 11/7/16)	860,000	860,000
BNP Paribas Securities Corp., (Interest in $1,450,000 joint repurchase agreement, 0.32% dated 10/31/16 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,450,013 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/46; valued at $1,479,000)	600,000	600,000
BNP Paribas Securities Corp., (Interest in $450,000 joint repurchase agreement, 0.34% dated 10/31/16 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $450,004 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 10/1/46; valued at $463,499)	446,000	446,000
Citibank NA, (0.33%, dated 10/26/16, due 11/2/16; proceeds $500,032; fully collateralized by various U.S. Government agency securities, 0.75% - 9.00% due 8/28/17 - 4/1/56 and U.S. Government obligations, 0.00% - 8.13% due 11/15/16 - 5/15/43; valued at $510,023)	500,000	500,000
Citigroup Global Markets, Inc., (0.26%, dated 10/31/16, due 11/1/16; proceeds $50,000; fully collateralized by a U.S. Government obligation, 1.38% due 9/30/20; valued at $51,000)	50,000	50,000
Citigroup Global Markets, Inc., (0.26%, dated 10/31/16, due 11/1/16; proceeds $150,001; fully collateralized by various U.S. Government obligations, 1.13% - 1.63% due 7/31/20 - 8/31/21; valued at $153,000)	150,000	150,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Citigroup Global Markets, Inc., (0.32%, dated 10/27/16, due 11/3/16; proceeds $350,022; fully collateralized by various U.S. Government obligations, 0.13% - 4.00% due 4/30/18 - 7/15/26; valued at $357,000)	$350,000	$350,000
Credit Agricole Corp., (Interest in $1,650,000 joint repurchase agreement, 0.32% dated 10/31/16 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,650,015 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/44; valued at $1,683,000)	850,000	850,000
Credit Agricole Corp., (Interest in $1,400,000 joint repurchase agreement, 0.34% dated 10/31/16 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,400,013 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 11/1/46; valued at $1,436,309)	1,264,000	1,264,000
Credit Agricole Corp., (0.35%, dated 10/27/16, due 11/3/16; proceeds $400,027; fully collateralized by various U.S. Government obligations, 0.63% - 1.50% due 9/30/17 - 5/31/20; valued at $408,000)	400,000	400,000
Federal Reserve Bank of New York, (0.25%, dated 10/31/16, due 11/1/16; proceeds $660,005; fully collateralized by various U.S. Government obligations, 2.00% - 2.63% due 11/15/20 - 2/15/22; valued at $660,005)	660,000	660,000
HSBC Securities USA, Inc., (0.26%, dated 10/31/16, due 11/1/16; proceeds $215,002; fully collateralized by a U.S. Government obligation, 1.63% due 10/31/23; valued at $219,302)	215,000	215,000
HSBC Securities USA, Inc., (0.27%, dated 10/31/16, due 11/1/16; proceeds $200,002; fully collateralized by various U.S. Government agency securities, 3.00% - 5.50% due 9/1/46 - 8/1/48; valued at $206,001)	200,000	200,000
HSBC Securities USA, Inc., (0.28%, dated 10/31/16, due 11/1/16; proceeds $650,005; fully collateralized by various U.S. Government obligations, 1.00% - 4.50% due 5/15/17 - 5/15/41; valued at $663,000)	650,000	650,000
ING Financial Markets LLC, (0.31%, dated 10/31/16, due 11/1/16; proceeds $100,001; fully collateralized by various U.S. Government agency securities, 3.50% - 5.00% due 5/1/41 - 10/1/46; valued at $103,002)	100,000	100,000
	Face Amount (000)	Value (000)
ING Financial Markets LLC, (0.33%, dated 10/31/16, due 11/1/16; proceeds $1,000,105; fully collateralized by various U.S. Government obligations, 0.63% - 1.75% due 4/30/18 - 9/30/22; valued at $1,020,242)	$1,000,096	$1,000,096
ING Financial Markets LLC, (0.40%, dated 9/16/16, due 12/16/16; proceeds $100,101; fully collateralized by various U.S. Government obligations, 3.50% - 5.00% due 6/1/26 - 3/1/46; valued at $103,004)	100,000	100,000
ING Financial Markets LLC, (0.42%, dated 8/1/16, due 11/1/16; proceeds $75,079; fully collateralized by various U.S. Government agency securities, 3.00% - 3.50% due 6/1/46 - 7/1/46; valued at $77,252)	75,000	75,000
ING Financial Markets LLC, (0.50%, dated 9/22/16, due 1/13/17; proceeds $390,603; fully collateralized by various U.S. Government agency securities, 2.24% - 6.50% due 6/1/25 - 9/1/46; valued at $401,702)	390,000	390,000
ING Financial Markets LLC, (0.50%, dated 9/23/16, due 1/31/17; proceeds $300,533; fully collateralized by various U.S. Government agency securities, 2.00% - 4.50% due 3/1/21 - 1/1/43; valued at $309,003)	300,000	300,000
ING Financial Markets LLC, (0.50%, dated 10/3/16, due 1/31/17; proceeds $135,221; fully collateralized by various U.S. Government agency securities, 3.00% - 3.50% due 5/1/28 - 3/1/46; valued at $139,051)	135,000	135,000
Merrill Lynch Pierce Fenner & Smith, (Interest in $250,000 joint repurchase agreement, 0.34% dated 10/31/16 under which Merrill Lynch Pierce Fenner & Smith, will repurchase the securities provided as collateral for $250,002 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 3/1/46; valued at $257,500)	246,000	246,000
Merrill Lynch Pierce Fenner & Smith, (0.34%, dated 10/31/16, due 11/1/16; proceeds $585,756; fully collateralized by various U.S. Government obligations, 1.13% - 1.25% due 3/31/21 - 8/31/21; valued at $597,690)	585,750	585,750
Merrill Lynch Pierce Fenner & Smith, (0.38%, dated 9/23/16, due 12/15/16; proceeds $500,432; fully collateralized by various U.S. Government agency securities, 2.09% - 4.00% due 10/1/31 - 11/1/46; valued at $515,000) (Demand 11/7/16)	500,000	500,000
Natixis, (Interest in $2,250,000 joint repurchase agreement, 0.33% dated 10/31/16 under which Natixis, will repurchase the securities provided as collateral for $2,250,021 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/46; valued at $2,295,000)	1,150,000	1,150,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Natixis, (Interest in $1,500,000 joint repurchase agreement, 0.35% dated 10/31/16 under which Natixis, will repurchase the securities provided as collateral for $1,500,015 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 8/1/46; valued at $1,544,952)	$1,486,000	$1,486,000
Nomura Securities, (0.34%, dated 10/31/16, due 11/1/16; proceeds $200,002; fully collateralized by various U.S. Government obligations, 0.00% - 8.88% due 11/30/16 - 5/15/45; valued at $206,000)	200,000	200,000
Nomura Securities, (0.37%, dated 10/31/16, due 11/1/16; proceeds $2,266,023; fully collateralized by various U.S. Government agency securities, 0.00% - 9.00% due 11/15/16 - 1/15/49 and U.S. Government obligations, 0.00% - 7.63% due 12/22/16 - 2/15/46; valued at $2,318,632)	2,266,000	2,266,000
Prudential Insurance Company of America, (0.36%, dated 10/31/16, due 11/1/16; proceeds $259,691; fully collateralized by a U.S. Government obligation, 2.88% due 8/15/45; valued at $264,881)	259,687	259,687
Prudential Legacy Insurance Company of New Jersey, (0.36%, dated 10/31/16, due 11/1/16; proceeds $213,946; fully collateralized by various U.S. Government obligations, 0.01% - 4.25% due 2/15/22 - 11/15/40; valued at $218,223)	213,944	213,944
RBC Capital Markets LLC, (0.35%, dated 9/22/16, due 12/16/16; proceeds $980,797; fully collateralized by various U.S. Government agency securities, 2.00% - 6.00% due 4/1/27 - 11/1/46; valued at $1,009,400) (Demand 11/7/16)	980,000	980,000
RBC Capital Markets LLC, (0.35%, dated 9/23/16, due 12/15/16; proceeds $455,361; fully collateralized by various U.S. Government agency securities, 2.50% - 5.00% due 6/20/42 - 10/20/46 and U.S. Government obligations, 0.13% - 8.00% due 4/15/19 - 1/31/23; valued at $464,702) (Demand 11/7/16)	455,000	455,000
RBC Capital Markets LLC, (0.35%, dated 9/26/16, due 12/15/16; proceeds $1,120,857; fully collateralized by various U.S. Government agency securities, 1.88% - 9.00% due 12/1/17 - 11/1/46; valued at $1,153,600) (Demand 11/7/16)	1,120,000	1,120,000
Societe Generale, (0.33%, dated 10/31/16, due 11/1/16; proceeds $400,004; fully collateralized by various U.S. Government obligations, 1.25% - 1.63% due 1/31/20 - 2/15/26; valued at $408,000)	400,000	400,000
	Face Amount (000)	Value (000)
Societe Generale, (0.39%, dated 10/3/16, due 11/4/16; proceeds $85,029; fully collateralized by various U.S. Government agency securities, 3.38% - 4.00% due 12/8/23 - 3/1/44 and U.S. Government obligations, 0.00% - 7.88% due 11/3/16 - 2/15/46; valued at $86,842)	$85,000	$85,000
Societe Generale, (0.39%, dated 10/17/16, due 12/16/16; proceeds $500,320; fully collateralized by various U.S. Government agency securities, 2.20% - 5.41% due 6/1/17 - 10/1/46 and various U.S. Government obligations, 0.00% - 4.38% due 11/15/16 - 5/15/45; valued at $510,859) (Demand 11/7/16)	500,000	500,000
Societe Generale, (0.39%, dated 10/19/16, due 12/19/16; proceeds $300,195; fully collateralized by various U.S. Government agency securities, 2.10% - 4.50% due 11/30/21 - 6/1/46 and various U.S. Government obligations, 0.00% - 2.50% due 12/31/16 - 8/15/44; valued at $308,144) (Demand 11/7/16)	300,000	300,000
Societe Generale, (0.40%, dated 9/28/16, due 11/28/16; proceeds $100,068; fully collateralized by a U.S. Government obligation, 1.63% due 2/15/26; valued at $102,000) (Demand 11/7/16)	100,000	100,000
Societe Generale, (0.40%, dated 10/4/16, due 12/5/16; proceeds $800,542; fully collateralized by various U.S. Government obligations, 0.13% - 3.88% due 1/15/17 - 2/15/46; valued at $816,000) (Demand 11/7/16)	800,000	800,000
Societe Generale, (0.43%, dated 9/27/16, due 12/19/16; proceeds $400,391; fully collateralized by various U.S. Government agency securities, 2.10% - 4.00% due 11/30/21 - 1/1/44 and various U.S. Government obligations, 0.88% - 2.50% due 7/15/17 - 5/15/24; valued at $408,197) (Demand 11/7/16)	400,000	400,000
TD Securities USA LLC, (0.35%, dated 10/27/16, due 11/3/16; proceeds $125,009; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 1/1/28 - 7/1/46 and a U.S. Government obligation, 1.38% due 1/31/21; valued at $128,749)	125,000	125,000
Wells Fargo Bank NA, (Interest in $450,000 joint repurchase agreement, 0.34% dated 10/31/16 under which Wells Fargo Bank NA, will repurchase the securities provided as collateral for $450,004 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 8/1/46; valued at $459,000)	450,000	450,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Bank NA, (0.58%, dated 9/15/16, due 3/16/17; proceeds $150,433; fully collateralized by various U.S. Government obligations, 0.13% - 3.63% due 4/15/17 - 2/15/21; valued at $153,000)	$150,000	$150,000
Wells Fargo Bank NA, (0.60%, dated 9/8/16, due 3/10/17; proceeds $40,120; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/17; valued at $40,800)	40,000	40,000
Wells Fargo Securities LLC, (0.32%, dated 10/25/16, due 11/1/16; proceeds $195,012; fully collateralized by various U.S. Government agency securities, 2.35% - 4.00% due 1/1/23 - 9/1/46; valued at $200,850)	195,000	195,000
Wells Fargo Securities LLC, (Interest in $1,100,000 joint repurchase agreement, 0.34% dated 10/31/16 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $1,100,010 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 1/11/46; valued at $1,133,000)	1,099,000	1,099,000
Wells Fargo Securities LLC, (0.35%, dated 10/27/16, due 11/3/16; proceeds $600,041; fully collateralized by various U.S. Government agency securities, 2.50% - 3.50% due 8/1/26 - 10/1/46; valued at $618,000)	600,000	600,000
Wells Fargo Securities LLC, (0.41%, dated 9/6/16, due 12/5/16; proceeds $50,051; fully collateralized by various U.S. Government obligations, 0.50% - 1.63% due 11/30/16 - 4/30/23; valued at $51,000)	50,000	50,000
Wells Fargo Securities LLC, (0.42%, dated 9/22/16, due 12/16/16; proceeds $570,556; fully collateralized by various U.S. Government agency securities, 2.39% - 4.00% due 8/1/26 - 10/1/46; valued at $587,100)	570,000	570,000
Wells Fargo Securities LLC, (0.42%, dated 9/23/16, due 12/15/16; proceeds $600,572; fully collateralized by various U.S. Government agency securities, 2.37% - 5.00% due 9/1/26 - 11/1/46; valued at $618,000)	600,000	600,000
Wells Fargo Securities LLC, (0.44%, dated 10/13/16, due 12/15/16; proceeds $125,096; fully collateralized by various U.S. Government agency securities, 2.50% - 4.00% due 9/1/31 - 8/1/46; valued at $128,750)	125,000	125,000
Total Repurchase Agreements (Cost $29,451,477)		29,451,477
	Face Amount (000)	Value (000)
U.S. Agency Securities (36.4%)
Federal Farm Credit Bank, 0.44%, 1/10/17 - 2/9/17 (a)	$185,000	$184,829
0.45%, 1/31/17 (a)	70,000	69,920
0.46%, 2/28/17 (a)	50,000	49,924
0.51%, 12/2/16 - 11/22/17 (b)	370,540	370,540
0.52%, 7/24/17 - 4/20/18 (b)	273,000	273,006
0.52%, 1/26/17 (a)	25,000	24,969
0.54%, 1/24/17 (a)	20,000	19,975
0.54%, 1/30/17 (b)	150,000	150,013
0.56%, 3/24/17 - 8/28/17 (b)	489,000	488,973
0.57%, 5/15/17 (b)	100,000	100,025
0.59%, 8/10/17 (b)	21,000	20,998
0.64%, 8/29/18 (b)	140,000	140,000
0.66%, 12/4/17 (b)	200,000	200,000
Federal Home Loan Bank, 0.48%, 2/1/17 (a)	9,204	9,193
0.50%, 12/9/16 - 12/14/16 (a)	862,000	861,512
0.51%, 11/16/16 - 3/22/17 (a)	854,400	853,466
0.52%, 11/25/16 - 10/2/17 (b)	997,000	997,000
0.53%, 11/14/16 - 5/25/17 (b)	1,073,000	1,073,000
0.54%, 5/23/17 - 6/22/17 (b)	460,000	460,000
0.55%, 3/1/17 - 5/4/17 (b)	1,652,000	1,652,000
0.56%, 2/27/17 - 10/6/17 (b)	838,000	838,000
0.56%, 11/30/16	225,000	224,993
0.56%, 3/15/17 (a)	90,000	89,813
0.57%, 11/25/16 (a)	111,550	111,508
0.57%, 10/2/17 (b)	175,000	175,000
0.58%, 9/7/17 (b)	100,000	100,000
0.59%, 8/24/17 - 8/25/17 (b)	170,000	170,000
0.59%, 12/2/16 (a)	300,000	299,849
0.60%, 11/30/16 (a)	125,000	124,940
0.62%, 2/9/17 - 3/29/18 (b)	561,000	561,000
0.63%, 2/5/18 - 3/26/18 (b)	600,000	599,999
0.64%, 11/24/17 (b)	100,000	100,000
0.65%, 2/5/18 - 2/22/18 (b)	780,000	780,000
0.66%, 2/22/18 - 3/9/18 (b)	155,000	154,996
0.67%, 3/7/18 (b)	100,000	99,993
0.68%, 2/14/17 - 3/16/18 (b)	1,015,000	1,014,964
0.69%, 3/16/18 (b)	155,000	154,989
0.75%, 4/28/17 (b)	75,000	75,000
0.78%, 8/21/17 (b)	179,000	178,985
0.79%, 8/23/17 (b)	57,250	57,248
0.80%, 3/14/17 - 3/23/17 (b)	707,500	707,500
0.81%, 3/22/17 - 8/25/17 (b)	855,000	855,000
0.82%, 9/1/17 - 9/11/17 (b)	479,000	478,991
0.83%, 9/13/17 (b)	53,000	52,998

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (cont'd)
Federal Home Loan Mortgage Corporation, 0.40%, 12/22/16 (a)	$195,000	$194,889
0.50%, 4/4/17 (a)	200,000	199,572
0.53%, 1/17/17 (a)	176,000	175,800
0.53%, 4/20/17 (b)	247,600	247,582
0.58%, 4/27/17 (b)	335,000	334,967
0.66%, 7/21/17 (b)	400,000	399,970
0.71%, 11/14/16 (b)	250,000	250,000
0.78%, 12/21/17 (b)	200,000	200,000
0.84%, 1/8/18 (b)	225,000	225,000
0.86%, 3/8/18 (b)	95,000	95,000
Federal National Mortgage Association, 0.53%, 1/5/17 (a)	31,125	31,095
0.54%, 9/8/17 - 10/5/17 (b)	323,000	322,961
0.81%, 12/20/17 (b)	306,315	306,272
0.85%, 1/11/18 (b)	260,000	260,000
Total U.S. Agency Securities (Cost $19,248,217)		19,248,217
U.S. Treasury Securities (7.0%)
U.S. Treasury Notes, 0.50%, 3/31/17 - 4/30/17	600,000	599,811
0.56%, 3/31/17	475,000	475,865
0.63%, 12/31/16 - 8/31/17	585,000	585,002
0.63%, 5/31/17 (c)	465,000	465,174
0.88%, 1/31/17 - 5/15/17	875,000	876,212
1.88%, 8/31/17	110,000	111,112
3.00%, 2/28/17	200,000	201,628
3.25%, 12/31/16 - 3/31/17	300,000	302,655
4.63%, 2/15/17	50,000	50,589
Total U.S. Treasury Securities (Cost $3,668,048)		3,668,048
Total Investments (99.1%) (Cost $52,367,742) (d)(e)		52,367,742
Other Assets in Excess of Liabilities (0.9%)		485,487
Net Assets (100.0%)		$52,853,229

(a)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2016.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	56.2%
U.S. Agency Securities	36.8
U.S. Treasury Securities	7.0
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.14%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provide an annualized current yield of 0.19% (subsidized) and –0.08% (non subsidized), while its 30-day moving average annualized yield was 0.19% (subsidized) and –0.08% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the second half at 1.45%, as slower inventory growth subtracted from gross domestic product (GDP) along with lower exports due to the dollar's appreciation.(1) The economy grew at a modest pace in the first half of 2016, at 1.1%, due to lagging growth caused by continued turbulence in the financial markets and global economic problems. Household purchases were the lone bright spot in the first half of 2016, while businesses continued to trim inventories and reduce outlays on equipment and construction projects. The U.S. economy picked up in the third quarter of 2016, growing at 2.9%, the largest increase in two years, predominantly due to a rebound in inventories and a jump in the export market.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the first half of 2016, averaging 171,000.(2) The first half was highlighted by a surprising 24,000 gain in May, where employers added the fewest number of workers in almost six years. Payroll growth in June rebounded and came in at 271,000, tempering fears of a slowing labor market. Both the unemployment rate and participation rate ended the first half of 2016 where they started, at 4.9% and 62.7%, respectively.

•  Third quarter 2016 continued its positive momentum, with non-farm payrolls averaging 206,000 through September. Economists focused on the fact that both the size of the labor force and the number of people employed rose substantially. The uptick in the jobless rate to 5% was caused by the labor market growing faster than the number of employed. U.S. jobs continued their upward trend in October, at 161,000, showing signs that the labor market and economy made progress to start the fourth quarter. Both the October unemployment rate and labor participation rate ticked down slightly.

•  Monetary policy remained a key driver of sentiment and market performance. The October 2015 Federal Open Market Committee (FOMC) meeting offered the market an important update on the Federal Reserve's (Fed) views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

•  November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.(3)

•  At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by 25 basis points to a range of 0.25% to 0.50%. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

to rise to 2% over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

•  Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end 2015, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

•  The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they adopted a "wait and see" stance before considering any additional monetary actions in the near term.

•  In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25% to 0.50%. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

•  At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the U.K. files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury yield declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.(4)

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

•  In July, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August, market participants were focused on the annual Jackson Hole summit, which was highlighted by comments from Fed Chair Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in the text of the speech to central bankers and economists. These remarks left open the possibility of an interest-rate hike in September. As a result of the interpreted hawkish comments, bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  On October 14, 2016, the long-awaited implementation of the revised SEC Rule 2a-7 took effect. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value (FNAV). Government and treasury funds were largely unchanged. Money fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(5) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(6)

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $23.8 billion. The Portfolio's WAM and WAL were 22 days and 106 days, respectively.

•  We continued to hold only government agency and U.S. Treasury obligations in this Portfolio. Yields on short-term investments remained very low, which resulted in maintaining a short maturity profile. We invested the majority of the Portfolio in agency obligations, along with a portion in U.S. Treasury obligations.

(1)  Source for GDP data: Bureau of Economic Analysis

(2)  Source for employment data: Bureau of Labor Statistics

(3)  Source: Bloomberg L.P.

(4)  Source: Bloomberg L.P., July 1, 2016

(5)  Source: Intercontinental Exchange and Bloomberg L.P.

(6)  Source: iMoneynet, an Informa business

2016 Annual Report

October 31, 2016

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreement (39.8%)
Federal Reserve Bank of New York, (0.25%, dated 10/31/16, due 11/1/16; proceeds $9,500,066; fully collateralized by various U.S. Government obligations, 1.25% - 2.00% due 10/31/19 - 4/30/23; valued at $9,500,066) (Cost $9,500,000)	$9,500,000	$9,500,000
U.S. Agency Securities (52.2%)
Federal Farm Credit Bank, 0.40%, 11/3/16	5,000	5,000
0.48%, 11/20/17 (a)	75,000	75,000
0.50%, 2/17/17 - 3/8/17 (b)	9,000	8,984
0.51%, 11/22/16 - 11/22/17 (a)	187,000	187,002
0.52%, 9/25/17 (a)	20,000	19,998
0.54%, 1/30/17 (a)	28,000	28,009
0.56%, 11/13/17 (a)	50,000	49,994
0.56%, 4/26/17 (a)(c)	150,000	150,145
0.57%, 12/28/16 - 8/29/17 (a)	11,500	11,500
0.57%, 5/4/17 (b)	3,980	3,968
0.59%, 2/27/17 - 4/17/17 (a)	92,500	92,577
0.61%, 2/8/18 (a)	100,000	99,999
0.64%, 8/29/18 (a)	125,000	125,000
0.78%, 7/20/17 (a)	50,000	50,082
Federal Home Loan Bank, 0.26%, 11/25/16 (b)	1,000,450	1,000,277
0.27%, 11/2/16 - 11/30/16 (b)	3,310,596	3,310,359
0.28%, 11/8/16 - 12/23/16 (b)	766,377	766,176
0.29%, 12/9/16 (b)	561,000	560,828
0.30%, 12/2/16 - 12/7/16 (b)	135,466	135,427
0.44%, 3/16/17 (a)	130,000	130,000
0.49%, 3/1/17 (b)	135,000	134,782
0.51%, 3/17/17 - 3/22/17 (b)	201,000	200,602
0.52%, 11/16/16 - 10/2/17 (a)	699,000	699,023
0.52%, 3/10/17 (b)	25,000	24,954
0.53%, 5/25/17 - 8/18/17 (a)	129,500	129,498
0.54%, 5/15/17 - 6/22/17 (a)	505,000	505,000
0.55%, 5/1/17 (a)	7,000	7,000
0.56%, 8/3/17 - 10/6/17 (a)	60,000	60,000
0.56%, 3/15/17 (b)	60,000	59,875
0.57%, 10/2/17 (a)	75,000	75,000
0.58%, 9/7/17 (a)	75,000	75,000
0.59%, 8/24/17 - 11/17/17 (a)	575,000	575,000
0.60%, 9/1/17 (a)	38,000	38,023
0.62%, 3/29/18 (a)	75,000	75,000
0.63%, 12/28/16	29,510	29,523
0.63%, 2/5/18 - 3/19/18 (a)	141,100	141,110
0.64%, 11/13/17 - 11/24/17 (a)	510,000	510,000
0.65%, 2/5/18 - 2/22/18 (a)	580,000	580,000
0.66%, 2/22/18 - 3/9/18 (a)	170,000	169,997
0.67%, 2/12/18 - 3/7/18 (a)	1,020,000	1,019,997
0.68%, 3/16/18 (a)	75,000	75,000
0.69%, 3/16/18 (a)	90,000	89,994
	Face Amount (000)	Value (000)
0.73%, 3/23/17 (a)	$25,000	$25,013
0.75%, 8/9/17 (a)	23,325	23,374
0.81%, 10/27/17 (a)	84,800	84,888
0.88%, 3/10/17	38,100	38,150
1.63%, 12/9/16	36,345	36,390
4.75%, 12/16/16	6,100	6,132
Tennessee Valley Authority, 0.27%, 11/15/16 (b)	131,480	131,467
Total U.S. Agency Securities (Cost $12,430,117)		12,430,117
U.S. Treasury Securities (8.6%)
U.S. Treasury Bills, 0.25%, 12/29/16 (d)	110,000	109,956
0.26%, 11/17/16 (d)	10,000	9,999
0.29%, 11/25/16 (d)	250,000	249,952
0.45%, 2/16/17 (d)	325,000	324,569
0.46%, 2/23/17 (d)	100,000	99,857
U.S. Treasury Notes, 0.50%, 3/31/17	150,000	149,965
0.63%, 5/31/17 (c)	86,000	86,024
0.75%, 1/15/17	275,000	275,176
0.88%, 1/31/17	350,000	350,376
2.75%, 11/30/16	100,000	100,192
3.13%, 1/31/17	100,000	100,656
3.25%, 3/31/17	190,000	192,102
Total U.S. Treasury Securities (Cost $2,048,824)		2,048,824
Total Investments (100.6%) (Cost $23,978,941) (e)(f)		23,978,941
Liabilities in Excess of Other Assets (–0.6%)		(137,434)
Net Assets (100.0%)		$23,841,507

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2016.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2016.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	51.8%
Repurchase Agreement	39.6
U.S. Treasury Securities	8.6
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.19%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provide an annualized current yield of 0.22% (subsidized) and 0.19% (non-subsidized), while its 30-day moving average annualized yield was 0.22% (subsidized) and 0.19% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the second half at 1.45%, as slower inventory growth subtracted from gross domestic product (GDP) along with lower exports due to the dollar's appreciation.(1) The economy grew at a modest pace in the first half of 2016, at 1.1%, due to lagging growth caused by continued turbulence in the financial markets and global economic problems. Household purchases were the lone bright spot in the first half of 2016, while businesses continued to trim inventories and reduce outlays on equipment and construction projects. The U.S. economy picked up in the third quarter of 2016, growing at 2.9%, the largest increase in two years, predominantly due to a rebound in inventories and a jump in the export market.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the first half of 2016, averaging 171,000.(2) The first half was highlighted by a surprising 24,000 gain in May, where employers added the fewest number of workers in almost six years. Payroll growth in June rebounded and came in at 271,000, tempering fears of a slowing labor market. Both the unemployment rate and participation rate ended the first half of

2016 where they started, at 4.9% and 62.7%, respectively.

•  Third quarter 2016 continued its positive momentum, with non-farm payrolls averaging 206,000 through September. Economists focused on the fact that both the size of the labor force and the number of people employed rose substantially. The uptick in the jobless rate to 5% was caused by the labor market growing faster than the number of employed. U.S. jobs continued their upward trend in October, at 161,000, showing signs that the labor market and economy made progress to start the fourth quarter. Both the October unemployment rate and labor participation rate ticked down slightly.

•  Monetary policy remained a key driver of sentiment and market performance. The October 2015 Federal Open Market Committee (FOMC) meeting offered the market an important update on the Federal Reserve's (Fed) views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

•  November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.(3)

•  At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by 25 basis points to a range of 0.25% to 0.50%. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

to rise to 2% over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

•  Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end 2015, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

•  The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they adopted a "wait and see" stance before considering any additional monetary actions in the near term.

•  In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25% to 0.50%. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

•  At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the U.K. files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury yield declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.(4)

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

•  In July, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August, market participants were focused on the annual Jackson Hole summit, which was highlighted by comments from Fed Chair Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in the text of the speech to central bankers and economists. These remarks left open the possibility of an interest-rate hike in September. As a result of the interpreted hawkish comments, bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  On October 14, 2016, the long-awaited implementation of the revised SEC Rule 2a-7 took effect. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value (FNAV). Government and treasury funds were largely unchanged. Money fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(5) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(6)

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $19.2 billion. The Portfolio's WAM and WAL were 38 days and 104 days, respectively.

•  We continued to hold the majority of the Portfolio in repurchase agreements collateralized by U.S. Treasury obligations, along with our direct holdings of U.S. Treasury bills and notes. Yields on short-term Treasuries remained very low, which resulted in limited yield opportunities. As a result, we continued to maintain a short maturity profile.

(1)  Source for GDP data: Bureau of Economic Analysis

(2)  Source for employment data: Bureau of Labor Statistics

(3)  Source: Bloomberg L.P.

(4)  Source: Bloomberg L.P., July 1, 2016

(5)  Source: Intercontinental Exchange and Bloomberg L.P.

(6)  Source: iMoneynet, an Informa business

2016 Annual Report

October 31, 2016

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (51.2%)
ABN Amro Securities LLC, (Interest in $450,000 joint repurchase agreement, 0.34% dated 10/31/16 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $450,004 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/46; valued at $459,000)	$450,000	$450,000
Bank of Nova Scotia, (0.33%, dated 9/22/16, due 9/21/17; proceeds $902,959; fully collateralized by various U.S. Government obligations, 0.00% - 8.75% due 11/15/16 - 11/15/45; valued at $918,000) (Demand 11/7/16)	900,000	900,000
Barclays Capital, Inc., (0.32%, dated 10/31/16, due 11/1/16; proceeds $500,004; fully collateralized by various U.S. Government obligations, 0.63% - 8.13% due 6/30/17 - 5/15/43; valued at $510,000)	500,000	500,000
BNP Paribas Securities Corp., (Interest in $1,450,000 joint repurchase agreement, 0.32% dated 10/31/16 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,450,013 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/46; valued at $1,479,000)	850,000	850,000
Citigroup Global Markets, Inc., (0.26%, dated 10/31/16, due 11/1/16; proceeds $100,001; fully collateralized by various U.S. Government obligations, 1.00% - 3.00% due 2/28/17 - 6/30/23; valued at $102,000)	100,000	100,000
Citigroup Global Markets, Inc., (0.32%, dated 10/27/16, due 11/3/16; proceeds $100,006; fully collateralized by various U.S. Government obligations, 3.00% - 3.63% due 2/28/17 - 2/15/20; valued at $102,000)	100,000	100,000
Credit Agricole Corp., (Interest in $1,650,000 joint repurchase agreement, 0.32% dated 10/31/16 under which Credit Agricole Corp., will repurchase the securities provided as collateral for $1,650,015 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 8/15/44; valued at $1,683,000)	800,000	800,000
Federal Reserve Bank of New York, (0.25%, dated 10/31/16, due 11/1/16; proceeds $1,000,007; fully collateralized by various U.S. Government obligations, 2.00% - 2.63% due 11/15/20 - 2/15/22; valued at $1,000,007)	1,000,000	1,000,000
	Face Amount (000)	Value (000)
HSBC Securities USA, Inc., (0.28%, dated 10/31/16, due 11/1/16; proceeds $750,006; fully collateralized by various U.S. Government obligations, 3.13% - 4.38% due 8/15/18 - 8/15/44; valued at $765,002)	$750,000	$750,000
Merrill Lynch Pierce Fenner & Smith, (0.25%, dated 10/31/16, due 11/1/16; proceeds $100,001; fully collateralized by a U.S. Government obligation, 2.50% due 8/15/23; valued at $102,000)	100,000	100,000
Natixis, (Interest in $2,250,000 joint repurchase agreement, 0.33% dated 10/31/16 under which Natixis, will repurchase the securities provided as collateral for $2,250,021 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/46; valued at $2,295,000)	1,100,000	1,100,000
Nomura Securities, (0.34%, dated 10/31/16, due 11/1/16; proceeds $300,003; fully collateralized by various U.S. Government obligations, 0.00% - 3.25% due 12/31/16 - 2/15/43; valued at $306,000)	300,000	300,000
Prudential Insurance Company of America, (0.36%, dated 10/31/16, due 11/1/16; proceeds $168,440; fully collateralized by a U.S. Government obligation, 0.01% due 8/15/43; valued at $171,806)	168,438	168,438
Prudential Legacy Insurance Company of New Jersey, (0.36%, dated 10/31/16, due 11/1/16; proceeds $303,472; fully collateralized by various U.S. Government obligations, 0.01% due 11/15/22 - 2/15/44; valued at $309,538)	303,469	303,469
Societe Generale, (0.39%, dated 10/19/16, due 12/19/16; proceeds $100,066; fully collateralized by various U.S. Government obligations, 0.00% - 3.75% due 11/3/16 - 11/15/42; valued at $102,000) (Demand 11/7/16)	100,000	100,000
Societe Generale, (0.40%, dated 9/28/16, due 11/28/16; proceeds $100,068; fully collateralized by various U.S. Government obligations, 0.00% - 7.88% due 11/3/16 - 1/15/29; valued at $102,000) (Demand 11/7/16)	100,000	100,000
Societe Generale, (0.40%, dated 10/4/16, due 12/5/16; proceeds $200,136; fully collateralized by various U.S. Government obligations, 0.75% - 8.50% due 1/15/17 - 11/15/45; valued at $204,000) (Demand 11/7/16)	200,000	200,000
Societe Generale, (0.42%, dated 10/4/16, due 12/15/16; proceeds $100,084; fully collateralized by various U.S. Government obligations, 0.00% - 2.75% due 11/3/16 - 11/15/42; valued at $102,000)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Societe Generale, (0.43%, dated 9/27/16, due 12/19/16; proceeds $100,099; fully collateralized by various U.S. Government obligations, 0.00% - 8.13% due 11/3/16 - 8/15/44; valued at $102,000) (Demand 11/7/16)	$100,000	$100,000
TD Securities USA LLC, (0.34%, dated 10/27/16, due 11/3/16; proceeds $125,008; fully collateralized by various U.S. Government obligations, 0.88% - 2.75% due 2/28/17 - 2/15/24; valued at $127,500)	125,000	125,000
Wells Fargo Bank NA, (Interest in $550,000 joint repurchase agreement, 0.32% dated 10/31/16 under which Wells Fargo Bank NA, will repurchase the securities provided as collateral for $550,005 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 4/30/20; valued at $561,000)	550,000	550,000
Wells Fargo Bank NA, (0.60%, dated 9/8/16, due 3/10/17; proceeds $40,120; fully collateralized by a U.S. Government obligation, 0.13% due 4/15/17; valued at $40,800)	40,000	40,000
Wells Fargo Securities LLC, ( interest in $250,000 joint repurchase agreement, 0.32% dated 10/31/16 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $250,002 on 11/1/16. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 1/15/25; valued at $255,000)	250,000	250,000
Wells Fargo Securities LLC, (0.41%, dated 9/6/16, due 12/5/16; proceeds $25,026; fully collateralized by a U.S. Government obligation, 0.88% due 6/15/17; valued at $25,500)	25,000	25,000
Wells Fargo Securities LLC, (0.41%, dated 9/22/16, due 12/16/16; proceeds $570,543; fully collateralized by various U.S. Government obligations, 0.75% - 1.00% due 11/30/16 - 6/30/19; valued at $581,400)	570,000	570,000
Wells Fargo Securities LLC, (0.41%, dated 9/23/16, due 12/15/16; proceeds $250,233; fully collateralized by various U.S. Government obligations, 0.88% - 1.00% due 6/15/17 - 8/15/18; valued at $255,000)	250,000	250,000
Total Repurchase Agreements (Cost $9,831,907)		9,831,907
	Face Amount (000)	Value (000)
U.S. Treasury Securities (47.1%)
U.S. Treasury Bills, 0.46%, 2/23/17 (a)	$60,000	$59,915
0.51%, 3/23/17 (a)	150,000	149,704
U.S. Treasury Notes, 0.41%, 4/30/17 (b)	517,000	516,762
0.50%, 1/31/17 - 4/30/17	775,000	774,901
0.51%, 10/31/17 (b)	705,000	704,575
0.53%, 4/30/18 (b)	1,500,000	1,500,071
0.54%, 3/31/17	200,000	200,374
0.61%, 1/31/18 (b)	220,000	220,100
0.63%, 12/15/16 - 8/31/17	638,000	638,167
0.63%, 5/31/17 (c)	288,836	288,943
0.75%, 1/15/17 - 3/15/17	315,000	315,213
0.88%, 11/30/16 - 5/15/17	1,694,000	1,695,907
1.88%, 8/31/17	25,000	25,253
2.38%, 7/31/17	48,300	48,932
2.75%, 11/30/16 - 5/31/17	367,000	368,025
3.00%, 2/28/17	135,000	136,099
3.13%, 1/31/17 - 4/30/17	260,000	262,548
3.25%, 12/31/16	952,000	956,364
4.63%, 2/15/17	190,000	192,274
Total U.S. Treasury Securities (Cost $9,054,127)		9,054,127
Total Investments (98.3%) (Cost $18,886,034) (d)(e)		18,886,034
Other Assets in Excess of Liabilities (1.7%)		328,166
Net Assets (100.0%)		$19,214,200

(a)  Rate shown is the yield to maturity at October 31, 2016.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2016.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	52.1%
U.S. Treasury Securities	47.9
Total Investments	100.0%
The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.14%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provided an annualized current yield of 0.19% (subsidized) and 0.15% (non-subsidized), while its 30-day moving average annualized yield was 0.18% (subsidized) and 0.14% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Compared to the first half of 2015, the economy expanded at a somewhat slower pace in the second half at 1.45%, as slower inventory growth subtracted from gross domestic product (GDP) along with lower exports due to the dollar's appreciation.(1) The economy grew at a modest pace in the first half of 2016, at 1.1%, due to lagging growth caused by continued turbulence in the financial markets and global economic problems. Household purchases were the lone bright spot in the first half of 2016, while businesses continued to trim inventories and reduce outlays on equipment and construction projects. The U.S. economy picked up in the third quarter of 2016, growing at 2.9%, the largest increase in two years, predominantly due to a rebound in inventories and a jump in the export market.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the first half of 2016, averaging 171,000.(2) The first half was highlighted by a surprising 24,000 gain in May, where employers added the fewest number of workers in almost six years. Payroll growth in June rebounded and came in at 271,000, tempering fears of a slowing labor market. Both the unemployment rate and participation rate ended the first half of 2016 where they started, at 4.9% and 62.7%, respectively.

•  Third quarter 2016 continued its positive momentum, with non-farm payrolls averaging 206,000 through September. Economists focused on the fact that both the size of the labor force and the number of people employed rose substantially. The uptick in the jobless rate to 5% was caused by the labor market growing faster than the number of employed. U.S. jobs continued their upward trend in October, at 161,000, showing signs that the labor market and economy made progress to start the fourth quarter. Both the October unemployment rate and labor participation rate ticked down slightly.

•  Monetary policy remained a key driver of sentiment and market performance. The October 2015 Federal Open Market Committee (FOMC) meeting offered the market an important update on the Federal Reserve's (Fed) views on market conditions and the economy. The FOMC indicated that the economy continued to expand at a moderate pace and upgraded household spending and business fixed investment progress to "solid" from "moderate." The statement also noted that the pace of job gains had slowed but the unemployment rate remained steady. Concerns had dissipated about global developments restraining financial activity, as this wording was completely dropped from the October statement. A key addition to this statement was the explicit mentioning of the next meeting in the context of raising rates. Many believed that the FOMC continued to favor increasing rates off of the zero bound before the end of the year.

•  November contained no Fed meetings, but continued to produce strong jobs and economic data. The rates market reflected this positive sentiment as short-dated Treasuries sold off considerably during November, with yields on 1-, 3-, 6-, and 12-month Treasuries all rising by 10 to 20 basis points.(3)

•  At the much-anticipated December FOMC meeting, interest rates were increased in line with expectations by 25 basis points to a range of 0.25% to 0.50%. FOMC members acknowledged progress in the labor market but noted that inflation remains below their target. The Committee expects inflation

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

to rise to 2% over the medium term as transitory factors dissipate. The Fed's updated interest rate forecasts were revised down very slightly. These projections imply four rate hikes in 2016, while market pricing indicated expectations of only two hikes in 2016. Overall, the Fed vowed to remain data dependent in terms of its decisions on further policy normalization going forward.

•  Following the December rate hike, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase agreement (RRP) facility, increasing the offering rate from 5 basis points to 25 basis points. In addition, the previous $300 billion overnight limit was removed. On year-end 2015, the FOMC accepted a new high of over $474 billion in overnight repos that all matured on January 4, 2016, aiding the collateral squeeze in our markets at quarter-end periods. Unlike previous quarter-ends, there were no submissions in the term auctions leading up to year-end due to a lack of yield incentive.

•  The January 2016 FOMC meeting went as expected, with members concerned about weakening growth in foreign economies and turbulence in the global equity markets. With the Committee's uncertainty about the impact of global developments on the U.S. economy, they adopted a "wait and see" stance before considering any additional monetary actions in the near term.

•  In line with market expectations, Federal Reserve officials held off from raising borrowing costs at the March FOMC meeting, citing concerns about global economic and financial developments, keeping the target federal funds rate at 0.25% to 0.50%. The Committee also revised their forecast of four rate hikes from the December 2015 meeting, down to two for the remainder of 2016, with Fed Chair Yellen saying it's appropriate to "proceed cautiously" in raising interest rates. The market was more cautious, only pricing in approximately one rate hike for the remainder of 2016.

•  At the April FOMC meeting, rates were left unchanged and the Committee signaled their openness to raising rates in June if upcoming data warranted. The Fed acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June was full of market-moving events across the globe. The month started with the May non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at their mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates are likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is lengthy, as it will take two years from the time the U.K. files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury yield declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.(4)

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

•  In July, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August, market participants were focused on the annual Jackson Hole summit, which was highlighted by comments from Fed Chair Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in the text of the speech to central bankers and economists. These remarks left open the possibility of an interest-rate hike in September. As a result of the interpreted hawkish comments, bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  On October 14, 2016, the long-awaited implementation of the revised SEC Rule 2a-7 took effect. Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value (FNAV). Government and treasury funds were largely unchanged. Money fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(5) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(6)

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $19.9 billion. The Portfolio's WAM and WAL were 46 days and 96 days, respectively.

•  This Portfolio is invested 100% in U.S. Treasury obligations. Yields on short-term Treasuries remained very low, which resulted in limited yield opportunities. As a result, we continued to maintain a short maturity profile.

(1)  Source for GDP data: Bureau of Economic Analysis

(2)  Source for employment data: Bureau of Labor Statistics

(3)  Source: Bloomberg L.P.

(4)  Source: Bloomberg L.P., July 1, 2016

(5)  Source: Intercontinental Exchange and Bloomberg L.P.

(6)  Source: iMoneynet, an Informa business

2016 Annual Report

October 31, 2016

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (99.6%)
U.S. Treasury Bills, 0.18%, 11/3/16 (a)	$2,115,297	$2,115,276
0.19%, 11/10/16 (a)	590,000	589,972
0.23%, 11/25/16 (a)	1,810,000	1,809,722
0.24%, 11/17/16 (a)	2,146,545	2,146,321
0.31%, 12/22/16 (a)	265,000	264,885
0.32%, 1/5/17 (a)	220,000	219,877
0.46%, 2/23/17 (a)	141,040	140,839
0.51%, 3/23/17 (a)	340,000	339,329
U.S. Treasury Notes, 0.41%, 4/30/17 (b)	483,000	482,764
0.42%, 1/31/17 (b)	510,000	510,114
0.50%, 11/30/16 - 4/30/17	1,335,000	1,335,010
0.51%, 10/31/17 - 7/31/18 (b)	784,000	783,856
0.53%, 4/30/18 (b)	700,000	700,027
0.54%, 3/31/17	140,000	140,262
0.61%, 1/31/18 (b)	372,000	372,372
0.63%, 11/15/16 - 5/31/17 (c)	1,153,000	1,153,236
0.63%, 12/15/16 - 12/31/16	635,000	635,251
0.75%, 1/15/17 - 3/15/17	240,000	240,172
0.88%, 11/30/16 - 5/15/17	2,698,000	2,699,881
2.38%, 7/31/17	75,000	75,981
2.75%, 11/30/16 - 5/31/17	858,323	861,105
3.00%, 2/28/17	150,000	151,221
3.13%, 1/31/17 - 4/30/17	695,000	701,406
3.25%, 12/31/16 - 3/31/17	840,000	844,515
4.63%, 11/15/16 - 2/15/17	490,000	491,725
Total Investments (99.6%) (Cost $19,805,119) (d)(e)		19,805,119
Other Assets in Excess of Liabilities (0.4%)		74,535
Net Assets (100.0%)		$19,879,654

(a)  Rate shown is the yield to maturity at October 31, 2016.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2016.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolio invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Portfolio may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Portfolio will be managed so that income generated by the Portfolio will not be subject to the alternative minimum tax. The Portfolio now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Portfolio is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Portfolio is subject to the possible imposition of liquidity fees and/or redemption gates. The Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2016, the Portfolio's Institutional Share Class had a total return of 0.40%. For the seven-day period ended October 31, 2016, the Portfolio's Institutional Share Class provided an annualized current yield of 0.40% (subsidized) and 0.38% (non-subsidized), while its 30-day moving average annualized yield was 0.53% (subsidized) and 0.54% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  After months of near-zero interest rates, the tax-exempt money market witnessed a dramatic increase in yields for variable rate demand obligations (VRDOs) in March 2016. Rates for weekly VRDOs, as measured by the SIFMA Index, rose to 0.40% at the end of the first quarter after holding at a record low 0.01% for 19 straight weeks through the end of February.(i) The extremely tight supply conditions that had kept rates so low finally eased. With investors switching to more attractive taxable alternatives, dealer VRDO inventories ballooned higher, placing upward pressure on rates.

•  The first half of 2016 brought steady outflows from tax-exempt money market funds, much of it stemming from restructuring of product lineups in advance of money fund reform. In June, dealer inventories built up over the course of the month placing upward pressure on yields for VRDOs. The SIFMA Index rose from 0.39% at the start of the month to 0.43% on June 22, its highest level in more than seven years.

•  The October 14, 2016 money market fund reform deadline led to further outflows from tax-exempt money funds in the third quarter. As planned fund liquidations continued, redemptions increased, doubling the pace of outflows to almost $5 billion per week in the third quarter.(ii) For the year-to-date through October 11, tax-exempt money fund assets had fallen by $127 billion (–50%). With dealer inventories consequently on the rise, volatility returned to the market as dealers sought to recruit additional crossover, separately managed accounts, and short-bond fund investors. The SIFMA Index subsequently backed up nine consecutive weeks for a total of 43 basis points — a 98% increase over the third quarter to 0.87%, its highest level since December 31, 2008.

•  Issuance of new variable rate paper has been subdued; the majority of bonds sold in 2016 year-to-date have been for refunding of higher interest rate debt rather than for new money projects. Despite the appeal of low rates, state and local governments remain cautious about taking on new capital spending as they continue to recover from the financial crisis.

•  Based largely on the positive impact the U.S. economic recovery post-recession has had on state and local government finances, the rating agencies expect municipal credit quality to remain stable in the near to medium term. An improving and stabilizing housing sector has resulted in increased property taxes for local governments, and low oil prices have led to increased consumer spending and — in turn — higher state tax collections.

2016 Annual Report

October 31, 2016

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

However, lower oil prices have hurt those cities and states with a high fiscal dependence on energy production as energy producers shed jobs.

•  A key credit challenge facing state and local governments involves the continued growth in unfunded pension liabilities for current and future retirees. For a majority of municipal entities, growth in annual required pension contributions continues to outpace tax revenue growth. This imbalance in growth rates will place strains on state and local government budgets absent an increase in funding resources or a reduction in future retiree benefits.

•  Uncertainties introduced by the Brexit vote coupled with the anticipated repercussions of money fund reform call for an added measure of caution. As such, we will maintain our emphasis on high levels of liquidity and very short duration in the period immediately ahead.

Management Strategies

•  As of October 31, 2016, the Portfolio had net assets of approximately $90 million. The Portfolio's WAM and WAL were 4 days and 4 days, respectively.

•  Our investment philosophy emphasizes risk management and a disciplined credit research process to assist in our ability to respond to market and economic developments. Ongoing market volatility and uncertainty have called for a defensive strategy with shorter duration and higher portfolio liquidity. The shorter duration and higher liquidity will help insulate from declining market values in a rising rate environment.

(i)  Source for SIFMA Index data: Bloomberg LP. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

(ii)  Source for fund flows: iMoneynet, Informa Business Intelligence Inc.

2016 Annual Report

October 31, 2016

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (98.2%)
Weekly Variable Rate Bonds (47.3%)
Colorado Springs, CO, Utilities System Sub Lien Ser 2005 A
0.63%, 11/1/35	$2,695	$2,695
District of Columbia, The Pew Charitable Trusts Ser 2008 A
0.63%, 4/1/38	3,700	3,700
Gainesville, FL, Utilities System 2007 Ser A
0.64%, 10/1/36	2,970	2,970
Utilities System 2008 Ser B
0.60%, 10/1/38	2,000	2,000
Highlands County Health Facilities Authority, FL, Adventist Health System/Sunbelt Obligated Group Ser 2007 A-1
0.62%, 11/15/33	3,000	3,000
Adventist Health System/Sunbelt Obligated Group Ser 2012 I-4
0.62%, 11/15/34	1,025	1,025
Houston, TX, Combined Utility System First Lien Ser 2004 B-5
0.61%, 5/15/34	2,750	2,750
Indiana Finance Authority, Trinity Health Ser 2008 D-1
0.58%, 12/1/34	4,000	4,000
Metropolitan Transportation Authority, NY, Transportation Ser 2015 E-3
0.54%, 11/15/50	1,500	1,500
Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 B
0.55%, 11/15/21	2,000	2,000
North Texas Tollway Authority, TX, Ser 2009 D
0.61%, 1/1/49	4,300	4,300
Triborough Bridge & Tunnel Authority, NY, Ser 2005 A
0.60%, 11/1/35	4,485	4,485
University of Texas Regents, Financing System Ser 2008 B
0.58%, 8/1/32	5,000	5,000
Wells Fargo Stage Trust, UT, Riverton IHC Health Services, Inc. Ser 2012 A Stage Trust Ser 2012-33C
0.68%, 5/15/39 (a)3,190		3,190
		42,615
Daily Variable Rate Bonds (44.2%)
East Baton Rouge Parish, LA, Exxon Mobil Corporation Ser 2010 A
0.50%, 8/1/35	4,500	4,500
Harris County Cultural Education Facilities Financing Corporation, TX, Methodist Hospital System Ser 2008 C-1
0.54%, 12/1/24	4,000	4,000
Indiana Finance Authority, Environmental Refunding Duke Energy Indiana, Inc. Ser 2009 A-4
0.50%, 12/1/39	1,300	1,300
	Face Amount (000)	Value (000)
Irvine Unified School District Community Facilities District No. 09-1, CA, Special Tax Ser 2014 C
0.46%, 9/1/54	$3,000	$3,000
JP Morgan Chase & Co., MA, 2015 Ser B PUTTERs Ser 5004
0.58%, 9/1/17 (a)	2,000	2,000
2015 Ser C PUTTERs Ser 5005
0.58%, 6/1/18 (a)	2,000	2,000
JP Morgan Chase & Co., NY, Battery Park City Authority Junior Ser C PUTTERs Ser 4410
0.62%, 8/1/18 (a)	700	700
Metropolitan Transportation Authority, NY, Dedicated Tax Ser 2008 A-1
0.51%, 11/1/31	1,000	1,000
Ser 2005 E Subser E-1
0.49%, 11/1/35	1,000	1,000
Transportation Ser 2015 E-1
0.50%, 11/15/50	1,000	1,000
Mississippi Business Finance Corporation, Chevron USA Ser 2007 A
0.50%, 12/1/30	2,500	2,500
Chevron USA Ser 2010 J
0.50%, 11/1/35	1,900	1,900
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2006 Ser AA-1B
0.52%, 6/15/32	3,450	3,450
Water & Sewer System Fiscal 2015 Subser BB-1
0.50%, 6/15/49	1,300	1,300
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2015 Ser A Subser A-4
0.49%, 8/1/43	2,500	2,500
Future Tax Fiscal 2016 Ser A Subser A-4
0.50%, 8/1/41	2,000	2,000
New York City, NY, Fiscal 2004 Subser H-4
0.52%, 3/1/34	1,100	1,100
Fiscal 2012 Subser G-6
0.54%, 4/1/42	1,000	1,000
Fiscal 2013 Ser F Subser F-3
0.50%, 3/1/42	2,500	2,500
Triborough Bridge & Tunnel Authority, NY, Ser 2005 B-2
0.48%, 1/1/321,000		1,000
		39,750
Closed-End Investment Company (6.7%)
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund, Ser 3
0.85%, 12/1/40 (a)6,000		6,000
Total Investments (98.2%) (Cost $88,365) (b)		88,365
Other Assets in Excess of Liabilities (1.8%)		1,652
Net Assets (100.0%)		$90,017

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

AMT  Alternative Minimum Tax.

PUTTERs  Puttable Tax-Exempt Receipts.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	48.2%
Daily Variable Rate Bonds	45.0
Closed-End Investment Company	6.8
Total Investments	100.0%

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
New York	$26,535	29.5%
Texas	16,050	17.8
Florida	8,995	10.0
Other	6,000	6.7
Indiana	5,300	5.9
Louisiana	4,500	5.0
Mississippi	4,400	4.9
Massachusetts	4,000	4.4
District of Columbia	3,700	4.1
Utah	3,190	3.6
California	3,000	3.3
Colorado	2,695	3.0
	$88,365	98.2%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$479,863		$1,906,601		$52,367,742		$23,978,941
Total Investments in Securities, at Value(1)	479,876		1,906,638		52,367,742		23,978,941
Cash	24		118		793,459		34,847
Interest Receivable	80		223		23,223		9,759
Receivable for Portfolio Shares Sold	—		—		—		—
Other Assets	101		120		293		192
Total Assets	480,081		1,907,099		53,184,717		24,023,739
Liabilities:
Dividends Declared	36		356		7,845		1
Payable for Custodian Fees	44		120		245		3
Payable for Advisory Fees	27		113		4,633		2,554
Payable for Professional Fees	27		25		25		22
Payable for Administration Fees	25		88		2,262		1,000
Payable for Portfolio Shares Redeemed	15		10		93		—
Payable for Transfer Agency Fees	7		13		28		3
Payable for Investments Purchased	—		—		315,971		175,237
Payable for Administration Plan Fees — Institutional Select Class	—	@	—	@	67		—	@
Payable for Administration Plan Fees — Investor Class	—		—		3		—	@
Payable for Administration Plan Fees — Administrative Class	—		—		3		—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	5		282		—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—		—	@	3,403
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	4		1		15		1
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—		—		—	@	—
Other Liabilities	10		22		16		8
Total Liabilities	195		753		331,488		182,232
Net Assets	$479,886		$1,906,346		$52,853,229		$23,841,507
Net Assets Consist Of:
Paid-in-Capital	$479,833		$1,906,405		$52,853,608		$23,841,495
Accumulated Undistributed Net Investment Income (Loss)	40		(96)		(70)		12
Accumulated Net Realized Gain (Loss)	—		—		(309)		—
Unrealized Appreciation (Depreciation) on: Investments	13		37		—		—
Net Assets	$479,886		$1,906,346		$52,853,229		$23,841,507
(1) Including: Repurchase Agreements, at Value	$188,996		$885,991		$29,451,477		$9,500,000

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$450,127	$1,872,676	$49,883,028	$65,792
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	450,027,400	1,872,284,563	49,882,856,005	65,778,256
Net Asset Value, Offering and Redemption Price Per Share	$1.0002	$1.0002	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$50	$10,036	$1,620,891	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	10,030,206	1,620,886,790	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.0000	$1.0005	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$39,589	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	39,581,956	50,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$23,887	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	23,886,733	50,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$2	$4,471	$1,152,411	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,209	4,471,493	1,152,425,404	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.0004	$1.0000	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$53	$—	$1,733	$23,770,200
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	53,297	—	1,732,896	23,770,177,023
Net Asset Value, Offering and Redemption Price Per Share	$1.0000	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$29,654	$19,163	$131,640	$5,315
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	29,654,437	19,163,964	131,639,518	5,314,774
Net Asset Value, Offering and Redemption Price Per Share	$1.0000	$1.0000	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$18,886,034		$19,805,119		$88,365
Total Investments in Securities, at Value(1)	18,886,034		19,805,119		88,365
Cash	406,798		305,986		89
Interest Receivable	26,537		47,230		55
Receivable for Investments Sold	—		—		1,500
Receivable for Portfolio Shares Sold	—		—		—	@
Other Assets	189		194		80
Total Assets	19,319,558		20,158,529		90,089
Liabilities:
Dividends Declared	1,875		1,527		3
Payable for Custodian Fees	135		118		2
Payable for Advisory Fees	2,038		1,862		18
Payable for Professional Fees	21		15		27
Payable for Administration Fees	834		811		4
Payable for Portfolio Shares Redeemed	8		7		2
Payable for Transfer Agency Fees	10		22		4
Payable for Investments Purchased	100,308		274,467		—
Payable for Administration Plan Fees — Institutional Select Class	13		11		—	@
Payable for Administration Plan Fees — Investor Class	2		6		—
Payable for Administration Plan Fees — Administrative Class	—	@	—	@	—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	89		5		—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	8		13		3
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—	@	—	@	—
Other Liabilities	17		11		9
Total Liabilities	105,358		278,875		72
Net Assets	$19,214,200		$19,879,654		$90,017
Net Assets Consist Of:
Paid-in-Capital	$19,214,053		$19,879,587		$90,096
Accumulated Undistributed Net Investment Income (Loss)	147		67		(58)
Accumulated Net Realized Gain (Loss)	—		—		(21)
Net Assets	$19,214,200		$19,879,654		$90,017
(1) Including: Repurchase Agreements, at Value	$9,831,907		$—		$—

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$18,311,699	$19,382,045	$59,273
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	18,311,393,221	19,381,951,108	59,272,547
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INSTITUTIONAL SELECT CLASS:
Net Assets	$269,931	$277,773	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	269,929,407	277,773,992	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INVESTOR CLASS:
Net Assets	$21,719	$67,007	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	21,718,921	67,006,909	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$1,842	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	1,841,422	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$543,850	$53,009	$—	@
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	543,840,789	53,009,357	345
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
PARTICIPANT CLASS:
Net Assets	$2,881	$689	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,880,805	688,667	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$62,228	$99,031	$30,694
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	62,223,787	99,031,570	30,693,746
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
SELECT CLASS:
Net Assets	$50	$50	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	50,000	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$21,046		$85,179	$159,729	$18,921
Expenses:
Advisory Fees (Note B)	6,003		24,822	60,899	8,110
Administration Fees (Note C)	2,001		8,274	20,300	2,703
Registration and Filing Fees	202		137	1,102	80
Custodian Fees (Note F)	183		504	1,021	9
Administration Plan Fees — Institutional Select Class (Note D)	64		76	519	—	@
Administration Plan Fees — Investor Class (Note D)	—	@	143	39	—	@
Administration Plan Fees — Administrative Class (Note D)	3		— @	9	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	23		566	3,288	—	@
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	5		14	1	26,904
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	44		47	181	3
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	— @	—
Trustees' Fees and Expenses	101		444	911	40
Professional Fees	87		88	102	81
Pricing Fees	34		34	37	26
Transfer Agency Fees (Note E)	34		69	92	17
Shareholder Reporting Fees	8		9	36	2
Other Expenses	104		337	578	33
Total Expenses	8,896		35,564	89,115	38,008
Waiver of Advisory Fees (Note B)	(3,897)		(4,935)	(17,596)	(1,342)
Waiver of Administration Fees (Note C)	(4)		(9)	—	(8)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	—		(— @)	(31)	(—	@)
Waiver of Administration Plan Fees — Investor Class (Note D)	—		(5)	(6)	(—	@)
Waiver of Administration Plan Fees — Administrative Class (Note D)	(—	@)	(— @)	(— @)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(—	@)	(54)	(866)	(—	@)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(1)		(5)	(— @)	(18,828)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(—	@)	(2)	(29)	(1)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	(— @)	—
Reimbursement of Custodian Fees (Note F)	(51)		(72)	(43)	(23)
Net Expenses	4,943		30,482	70,544	17,806
Net Investment Income	16,103		54,697	89,185	1,115
Realized Gain (Loss):
Investments Sold	268		1,140	(323)	23
Change in Unrealized Appreciation (Depreciation):
Investments	13		37	—	—
Net Increase in Net Assets Resulting from Operations	$16,384		$55,874	$88,862	$1,138

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Investment Income:
Interest	$70,233	$58,575		$290
Dividends from Securities of Affiliated Issuers (Note H)	—	—		2
Total Investment Income	70,233	58,575		292
Expenses:
Advisory Fees (Note B)	28,986	27,469		153
Administration Fees (Note C)	9,662	9,156		51
Registration and Filing Fees	143	1,092		98
Custodian Fees (Note F)	532	476		6
Administration Plan Fees — Institutional Select Class (Note D)	181	124		— @
Administration Plan Fees — Investor Class (Note D)	29	49		— @
Administration Plan Fees — Administrative Class (Note D)	1	—	@	— @
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,394	31		14
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	1	1		12
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	86	149		42
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	—	@	—
Trustees' Fees and Expenses	461	384		4
Professional Fees	98	91		91
Pricing Fees	29	27		27
Transfer Agency Fees (Note E)	61	86		19
Shareholder Reporting Fees	27	23		4
Other Expenses	296	256		38
Total Expenses	41,987	39,414		559
Waiver of Advisory Fees (Note B)	(7,441)	(7,677)		(153)
Waiver of Administration Fees (Note C)	(3)	(9)		(46)
Rebate from Morgan Stanley Affiliate (Note H)	—	—		(4)
Expenses Reimbursed by Adviser (Note B)	—	—		(136)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(28)	(19)		(— @)
Waiver of Administration Plan Fees — Investor Class (Note D)	(4)	(—	@)	(— @)
Waiver of Administration Plan Fees — Administrative Class (Note D)	(— @)	(—	@)	(— @)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(409)	(14)		(8)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(1)	(—	@)	(9)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(10)	(27)		(16)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	(— @)	(—	@)	—
Reimbursement of Custodian Fees (Note F)	(36)	(15)		(41)
Net Expenses	34,055	31,653		146
Net Investment Income	36,178	26,922		146
Realized Gain (Loss):
Investments Sold	308	135		(1)
Net Increase in Net Assets Resulting from Operations	$36,486	$27,057		$145

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$16,103	$4,377	$54,697	$13,435
Net Realized Gain	268	21	1,140	84
Net Change in Unrealized Appreciation (Depreciation)	13	—	37	—
Net Increase in Net Assets Resulting from Operations	16,384	4,398	55,874	13,519
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(15,690)	(4,319)	(54,632)	(13,090)
Institutional Select Class:
Net Investment Income	(493)	(55)	(405)	(169)
Investor Class:
Net Investment Income	(1)	(— @)	(361)	(43)
Administrative Class:
Net Investment Income	(5)	(— @)	(— @)	(1)
Advisory Class:
Net Investment Income	(18)	(— @)	(267)	(124)
Participant Class:
Net Investment Income	(— @)	(— @)	(1)	(2)
Cash Management Class:
Net Investment Income	(79)	(3)	(70)	(6)
Total Distributions	(16,286)	(4,377)	(55,736)	(13,435)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	25,809,568	20,677,405	252,911,521	338,002,286
Distributions Reinvested	9,174	2,523	20,543	5,534
Redeemed	(28,752,472)	(19,511,828)	(269,706,272)	(339,475,908)
Institutional Select Class:
Subscribed	9,874,900	1,074,540	645,542	862,495
Distributions Reinvested	25	39	263	96
Redeemed	(9,874,925)	(1,074,579)	(873,506)	(1,329,775)
Investor Class:
Subscribed	6,024	1,852	53,229	148,876
Distributions Reinvested	1	— @	357	42
Redeemed	(6,181)	(2,110)	(192,265)	(10,849)
Administrative Class:
Subscribed	—	2,261	—	141,336
Distributions Reinvested	5	— @	—	1
Redeemed	(2,316)	—	(70)	(147,267)
Advisory Class:
Subscribed	73,465	3,081	1,749,787	2,302,928
Distributions Reinvested	— @	— @	131	46
Redeemed	(73,955)	(3,025)	(1,975,037)	(2,224,330)
Participant Class:
Subscribed	6,387	9,589	2,895	1,847
Distributions Reinvested	—	—	1	2
Redeemed	(6,954)	(10,950)	(6,046)	(6,114)
Cash Management Class:
Subscribed	48,173	3,598	109,581	39,511
Distributions Reinvested	77	3	64	6
Redeemed	(42,067)	(8,704)	(113,855)	(24,430)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,931,071)	1,163,695	(17,373,137)	(1,713,667)
Total Increase (Decrease) in Net Assets	(2,930,973)	1,163,716	(17,372,999)	(1,713,583)
Net Assets:
Beginning of Period	3,410,859	2,247,143	19,279,345	20,992,928
End of Period	$479,886	$3,410,859	$1,906,346	$19,279,345
Accumulated Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$40	$28	$(96)	$(197)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	25,809,533	20,677,405	252,911,118	338,002,286
Shares Issued on Distributions Reinvested	9,174	2,523	20,543	5,534
Shares Redeemed	(28,752,400)	(19,511,828)	(269,705,585)	(339,475,908)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(2,933,693)	1,168,100	(16,773,924)	(1,468,088)
Institutional Select Class:
Shares Subscribed	9,874,900	1,074,540	645,542	862,495
Shares Issued on Distributions Reinvested	25	39	263	96
Shares Redeemed	(9,874,925)	(1,074,579)	(873,506)	(1,329,775)
Net Decrease in Institutional Select Class Shares Outstanding	—	—	(227,701)	(467,184)
Investor Class:
Shares Subscribed	6,024	1,852	53,229	148,876
Shares Issued on Distributions Reinvested	1	—	357	42
Shares Redeemed	(6,181)	(2,110)	(192,265)	(10,849)
Net Increase (Decrease) in Investor Class Shares Outstanding	(156)	(258)	(138,679)	138,069
Administrative Class:
Shares Subscribed	—	2,261	—	141,336
Shares Issued on Distributions Reinvested	5	— @@	—	1
Shares Redeemed	(2,316)	—	(70)	(147,267)
Net Increase (Decrease) in Administrative Class Shares Outstanding	(2,311)	2,261	(70)	(5,930)
Advisory Class:
Shares Subscribed	73,465	3,081	1,749,787	2,302,928
Shares Issued on Distributions Reinvested	— @@	— @@	131	46
Shares Redeemed	(73,955)	(3,025)	(1,975,037)	(2,224,330)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(490)	56	(225,119)	78,644
Participant Class:
Shares Subscribed	6,387	9,589	2,895	1,847
Shares Issued on Distributions Reinvested	—	—	1	2
Shares Redeemed	(6,954)	(10,950)	(6,046)	(6,114)
Net Decrease in Participant Class Shares Outstanding	(567)	(1,361)	(3,150)	(4,265)
Cash Management Class:
Shares Subscribed	48,173	3,598	109,581	39,511
Shares Issued on Distributions Reinvested	77	3	64	6
Shares Redeemed	(42,067)	(8,704)	(113,855)	(24,430)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	6,183	(5,103)	(4,210)	15,087

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$89,185	$14,512	$1,115	$3
Net Realized Gain (Loss)	(323)	82	23	—	@
Net Increase in Net Assets Resulting from Operations	88,862	14,594	1,138	3
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(86,596)	(13,518)	(35)	(3)
Institutional Select Class:
Net Investment Income	(2,109)	(285)	(— @)	(—	@)
Investor Class:
Net Investment Income	(52)	(15)	(— @)	(—	@)
Administrative Class:
Net Investment Income	(7)	(4)	(— @)	(—	@)
Advisory Class:
Net Investment Income	(310)	(644)	(— @)	(—	@)
Participant Class:
Net Investment Income	(— @)	(— @)	(1,079)	(—	@)
Cash Management Class:
Net Investment Income	(111)	(46)	(1)	(—	@)
Select Class:
Net Investment Income	(— @)	—	—	—
Total Distributions	(89,185)	(14,512)	(1,115)	(3)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	504,665,796	493,953,546	742,580	8,376
Distributions Reinvested	30,492	4,468	26	3
Redeemed	(493,458,817)	(484,504,150)	(698,129)	(32,552)
Institutional Select Class:
Subscribed	7,347,801	3,465,891	2,097	—
Distributions Reinvested	449	137	— @	—
Redeemed	(6,283,393)	(3,654,940)	(2,097)	—
Investor Class:
Subscribed	61,601	211,409	—	—
Distributions Reinvested	52	15	—	—
Redeemed	(64,293)	(234,836)	—	—
Administrative Class:
Subscribed	175,289	—	—	—
Distributions Reinvested	7	4	—	—
Redeemed	(151,905)	(16,758)	—	—
Advisory Class:
Subscribed	3,899,326	3,926,452	—	—
Distributions Reinvested	8	62	—	—
Redeemed	(4,919,113)	(2,786,835)	—	—
Participant Class:
Subscribed	1,683	—	49,534,792	—
Distributions Reinvested	— @	—	1,079	—
Redeemed	—	—	(25,765,744)	—
Cash Management Class:
Subscribed	309,671	320,296	11,141	—
Distributions Reinvested	111	44	1	—	@
Redeemed	(321,234)	(338,169)	(7,252)	(7,751)
Select Class:
Subscribed	50 *	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	11,293,581	10,346,636	23,818,494	(31,924)
Total Increase (Decrease) in Net Assets	11,293,258	10,346,718	23,818,517	(31,924)
Net Assets:
Beginning of Period	41,559,971	31,213,253	22,990	54,914
End of Period	$52,853,229	$41,559,971	$23,841,507	$22,990
Accumulated Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$(70)	$(56)	$12	$(11)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	504,665,796	493,953,546	742,580	8,376
Shares Issued on Distributions Reinvested	30,492	4,468	26	3
Shares Redeemed	(493,458,817)	(484,504,150)	(698,129)	(32,552)
Net Increase (Decrease) in Institutional Class Shares Outstanding	11,237,471	9,453,864	44,477	(24,173)
Institutional Select Class:
Shares Subscribed	7,347,801	3,465,891	2,097	—
Shares Issued on Distributions Reinvested	449	137	— @@	—
Shares Redeemed	(6,283,393)	(3,654,940)	(2,097)	—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	1,064,857	(188,912)	—	—
Investor Class:
Shares Subscribed	61,601	211,409	—	—
Shares Issued on Distributions Reinvested	52	15	—	—
Shares Redeemed	(64,293)	(234,836)	—	—
Net Decrease in Investor Class Shares Outstanding	(2,640)	(23,412)	—	—
Administrative Class:
Shares Subscribed	175,289	—	—	—
Shares Issued on Distributions Reinvested	7	4	—	—
Shares Redeemed	(151,905)	(16,758)	—	—
Net Increase (Decrease) in Administrative Class Shares Outstanding	23,391	(16,754)	—	—
Advisory Class:
Shares Subscribed	3,899,326	3,926,452	—	—
Shares Issued on Distributions Reinvested	8	62	—	—
Shares Redeemed	(4,919,113)	(2,786,835)	—	—
Net Increase (Decrease) in Advisory Class Shares Outstanding	(1,019,779)	1,139,679	—	—
Participant Class:
Shares Subscribed	1,683	—	49,534,792	—
Shares Issued on Distributions Reinvested	— @@	—	1,079	—
Shares Redeemed	—	—	(25,765,744)	—
Net Increase in Participant Class Shares Outstanding	1,683	—	23,770,127	—
Cash Management Class:
Shares Subscribed	309,671	320,296	11,141	—
Shares Issued on Distributions Reinvested	111	44	1	— @@
Shares Redeemed	(321,234)	(338,169)	(7,252)	(7,751)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(11,452)	(17,829)	3,890	(7,751)
Select Class:
Shares Subscribed	50 *	—	—	—

*    For the period March 31, 2016 through October 31, 2016.

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$36,178	$4,995	$26,922	$1,010
Net Realized Gain (Loss)	308	21	135	(14)
Net Increase in Net Assets Resulting from Operations	36,486	5,016	27,057	996
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(35,520)	(4,562)	(26,615)	(948)
Institutional Select Class:
Net Investment Income	(516)	(118)	(245)	(51)
Investor Class:
Net Investment Income	(31)	(15)	(36)	(— @)
Administrative Class:
Net Investment Income	(1)	(— @)	(— @)	(— @)
Advisory Class:
Net Investment Income	(74)	(279)	(1)	(1)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Cash Management Class:
Net Investment Income	(36)	(20)	(25)	(10)
Select Class:
Net Investment Income	(— @)	—	(— @)	—
Total Distributions	(36,178)	(4,994)	(26,922)	(1,010)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	168,692,528	118,822,010	100,932,420	51,919,281
Distributions Reinvested	12,691	1,200	11,459	542
Redeemed	(166,727,245)	(119,370,589)	(95,675,738)	(43,158,376)
Institutional Select Class:
Subscribed	678,370	889,158	174,782	2,005,002
Distributions Reinvested	188	46	229	49
Redeemed	(848,237)	(884,164)	(1,886,360)	(159,874)
Investor Class:
Subscribed	57,047	60,451	66,921	—
Distributions Reinvested	30	15	36	—
Redeemed	(64,705)	(83,485)	—	—
Administrative Class:
Subscribed	3,265	—	—	—
Distributions Reinvested	1	—	—	—
Redeemed	(1,475)	(— @)	—	—
Advisory Class:
Subscribed	1,792,660	4,797,579	95,871	69,123
Distributions Reinvested	2	4	— @	— @
Redeemed	(2,244,868)	(4,563,612)	(54,012)	(63,252)
Participant Class:
Subscribed	2,831	301	952	—
Distributions Reinvested	— @	— @	— @	—
Redeemed	(130)	(210)	(313)	—
Cash Management Class:
Subscribed	24,059	25,544	115,344	106,273
Distributions Reinvested	35	20	25	10
Redeemed	(17,244)	(59,683)	(94,856)	(124,475)
Select Class:
Subscribed	50 *	—	50 *	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,359,853	(365,415)	3,686,810	10,594,303
Total Increase (Decrease) in Net Assets	1,360,161	(365,393)	3,686,945	10,594,289
Net Assets:
Beginning of Period	17,854,039	18,219,432	16,192,709	5,598,420
End of Period	$19,214,200	$17,854,039	$19,879,654	$16,192,709
Accumulated Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$147	$(108)	$67	$(12)
The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	168,692,528	118,822,010	100,932,420	51,919,281
Shares Issued on Distributions Reinvested	12,691	1,200	11,459	542
Shares Redeemed	(166,727,245)	(119,370,589)	(95,675,738)	(43,158,376)
Net Increase (Decrease) in Institutional Class Shares Outstanding	1,977,974	(547,379)	5,268,141	8,761,447
Institutional Select Class:
Shares Subscribed	678,370	889,158	174,782	2,005,002
Shares Issued on Distributions Reinvested	188	46	229	49
Shares Redeemed	(848,237)	(884,164)	(1,886,360)	(159,874)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(169,679)	5,040	(1,711,349)	1,845,177
Investor Class:
Shares Subscribed	57,047	60,451	66,921	—
Shares Issued on Distributions Reinvested	30	15	36	—
Shares Redeemed	(64,705)	(83,485)	—	—
Net Increase (Decrease) in Investor Class Shares Outstanding	(7,628)	(23,019)	66,957	—
Administrative Class:
Shares Subscribed	3,265	—	—	—
Shares Issued on Distributions Reinvested	1	—	—	—
Shares Redeemed	(1,475)	(— @@)	—	—
Net Increase (Decrease) in Administrative Class Shares Outstanding	1,791	(— @@)	—	—
Advisory Class:
Shares Subscribed	1,792,660	4,797,579	95,871	69,123
Shares Issued on Distributions Reinvested	2	4	— @@	— @@
Shares Redeemed	(2,244,868)	(4,563,612)	(54,012)	(63,252)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(452,206)	233,971	41,859	5,871
Participant Class:
Shares Subscribed	2,831	301	952	—
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	—
Shares Redeemed	(130)	(210)	(313)	—
Net Increase in Participant Class Shares Outstanding	2,701	91	639	—
Cash Management Class:
Shares Subscribed	24,059	25,544	115,344	106,273
Shares Issued on Distributions Reinvested	35	20	25	10
Shares Redeemed	(17,244)	(59,683)	(94,856)	(124,475)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	6,850	(34,119)	20,513	(18,192)
Select Class:
Shares Subscribed	50 *	—	50 *	—

*    For the period March 31, 2016 through October 31, 2016.

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$146	$16
Net Realized Loss	(1)	(— @)
Net Increase in Net Assets Resulting from Operations	145	16
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(147)	(13)
Paid-in-Capital	(64)	—
Institutional Select Class:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	(— @)	—
Investor Class:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	(— @)	—
Administrative Class:
Net Investment Income	(— @)	(— @)
Paid-in-Capital	(— @)	—
Advisory Class:
Net Investment Income	(5)	(1)
Paid-in-Capital	(11)	—
Participant Class:
Net Investment Income	(2)	(— @)
Paid-in-Capital	(4)	—
Cash Management Class:
Net Investment Income	(46)	(2)
Paid-in-Capital	(47)	—
Total Distributions	(326)	(16)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	399,074	448,285
Distributions Reinvested	119	9
Redeemed	(437,492)	(461,017)
Investor Class:
Distributions Reinvested	— @	—
Redeemed	(54)	—
Administrative Class:
Distributions Reinvested	— @	—
Redeemed	(50)	—
Advisory Class:
Subscribed	1,844	1,919
Distributions Reinvested	16	1
Redeemed	(8,516)	(2,388)
Participant Class:
Subscribed	1,030	2,200
Distributions Reinvested	6	— @
Redeemed	(3,647)	(10,686)
Cash Management Class:
Subscribed	21,772	7,900
Distributions Reinvested	92	2
Redeemed	(17,025)	(20,079)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(42,831)	(33,854)
Total Decrease in Net Assets	(43,012)	(33,854)
Net Assets:
Beginning of Period	133,029	166,883
End of Period	$90,017	$133,029
Accumulated Net Investment Loss Included in End of Period Net Assets	$(58)	$(2)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31, 2016 (000)	Year Ended October 31, 2015 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	399,074	448,285
Shares Issued on Distributions Reinvested	119	9
Shares Redeemed	(437,492)	(461,017)
Net Decrease in Institutional Class Shares Outstanding	(38,299)	(12,723)
Investor Class:
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(54)	—
Net Decrease in Investor Class Shares Outstanding	(54)	—
Administrative Class:
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(50)	—
Net Decrease in Administrative Class Shares Outstanding	(50)	—
Advisory Class:
Shares Subscribed	1,844	1,919
Shares Issued on Distributions Reinvested	16	1
Shares Redeemed	(8,516)	(2,388)
Net Decrease in Advisory Class Shares Outstanding	(6,656)	(468)
Participant Class:
Shares Subscribed	1,030	2,200
Shares Issued on Distributions Reinvested	6	— @@
Shares Redeemed	(3,647)	(10,686)
Net Decrease in Participant Class Shares Outstanding	(2,611)	(8,486)
Cash Management Class:
Shares Subscribed	21,772	7,900
Shares Issued on Distributions Reinvested	92	2
Shares Redeemed	(17,025)	(20,079)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	4,839	(12,177)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.0000	$0.0041	(2)	$0.0002	(3)	$(0.0041)		$1.0002	0.43%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.14%
Year Ended 10/31/14	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.06%
Year Ended 10/31/13	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.10%
Year Ended 10/31/12	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.17%
Institutional Select Class
Year Ended 10/31/16(1)	$1.0000	$0.0036	(2)	$0.0000	(3)	$(0.0036)		$1.0000	0.36%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.09%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.05%
Year Ended 10/31/12	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.12%
Advisory Class
Year Ended 10/31/16(1)	$1.0000	$0.0017	(2)	$0.0004	(3)	$(0.0017)		$1.0004	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/16(1)	$1.0000	$0.0002	(2)	$0.0000	(3)	$(0.0002	)(3)	$1.0000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/16(1)	$1.0000	$0.0026	(2)	$0.0000	(3)	$(0.0026)		$1.0000	0.26%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$450,127	0.12%		0.22%	0.41%		0.31%
Year Ended 10/31/15	3,383,757	0.13%		0.22%	0.14%		0.05%
Year Ended 10/31/14	2,215,637	0.17%		0.22%	0.06%		0.01%
Year Ended 10/31/13	2,487,337	0.16%		0.22%	0.11%		0.05%
Year Ended 10/31/12	3,265,136	0.16%		0.22%	0.17%		0.11%
Institutional Select Class
Year Ended 10/31/16(1)	$50	0.17	%(4)	0.27%	0.36%		0.26%
Year Ended 10/31/15	50	0.18	%(4)	0.27%	0.09%		0.00	%(5)
Year Ended 10/31/14	50	0.21	%(4)	0.27%	0.02%		(0.04)%
Year Ended 10/31/13	100	0.21%		0.27%	0.06%		0.00	%(5)
Year Ended 10/31/12	25,102	0.21%		0.27%	0.12%		0.06%
Advisory Class
Year Ended 10/31/16(1)	$2	0.37	%(4)	0.47%	0.16%		0.06%
Year Ended 10/31/15	493	0.26	%(4)	0.47%	0.01%		(0.20)%
Year Ended 10/31/14	437	0.22	%(4)	0.47%	0.01%		(0.24)%
Year Ended 10/31/13	2,252	0.25	%(4)	0.47%	0.02%		(0.20)%
Year Ended 10/31/12	391	0.31	%(4)	0.47%	0.02%		(0.14)%
Participant Class
Year Ended 10/31/16(1)	$53	0.53	%(4)	0.72%	0.00	%(5)	(0.19)%
Year Ended 10/31/15	620	0.26	%(4)	0.72%	0.01%		(0.45)%
Year Ended 10/31/14	1,981	0.22	%(4)	0.72%	0.01%		(0.49)%
Year Ended 10/31/13	4,555	0.24	%(4)	0.72%	0.03%		(0.45)%
Year Ended 10/31/12	581	0.32	%(4)	0.72%	0.01%		(0.39)%
Cash Management Class
Year Ended 10/31/16(1)	$29,654	0.27	%(4)	0.37%	0.26%		0.16%
Year Ended 10/31/15	23,473	0.26	%(4)	0.37%	0.01%		(0.10)%
Year Ended 10/31/14	28,575	0.22	%(4)	0.37%	0.01%		(0.14)%
Year Ended 10/31/13	29,850	0.27	%(4)	0.37%	0.00	%(5)	(0.10)%
Year Ended 10/31/12	79,398	0.30	%(4)	0.37%	0.03%		(0.04)%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.0000	$0.0036	(2)	$0.0002	(3)	$(0.0036)		$1.0002	0.38%
Year Ended 10/31/15	1.000	0.001	(2)	0.000	(3)	(0.001)		1.000	0.07%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/13	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.09%
Year Ended 10/31/12	1.000	0.002	(2)	(0.000	)(3)	(0.002)		1.000	0.16%
Institutional Select Class
Year Ended 10/31/16(1)	$1.0000	$0.0031	(2)	$0.0005		$(0.0031)		$1.0005	0.36%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/12	1.000	0.001	(2)	(0.000	)(3)	(0.001)		1.000	0.11%
Advisory Class
Year Ended 10/31/16(1)	$1.0000	$0.0013	(2)	$0.0000	(3)	$(0.0013)		$1.0000	0.13%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/16(1)	$1.0000	$0.0022	(2)	$0.0000	(3)	$(0.0022)		$1.0000	0.22%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.02%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1,872,676	0.18%		0.21%	0.34%	0.31%
Year Ended 10/31/15	18,646,743	0.18%		0.21%	0.07%	0.04%
Year Ended 10/31/14	20,114,751	0.17%		0.21%	0.04%	0.00	%(5)
Year Ended 10/31/13	25,176,395	0.16%		0.21%	0.09%	0.04%
Year Ended 10/31/12	20,442,537	0.16%		0.21%	0.16%	0.11%
Institutional Select Class
Year Ended 10/31/16(1)	$10,036	0.23	%(4)	0.26%	0.29%	0.26%
Year Ended 10/31/15	237,736	0.20	%(4)	0.26%	0.05%	(0.01)%
Year Ended 10/31/14	704,917	0.18	%(4)	0.26%	0.03%	(0.05)%
Year Ended 10/31/13	225,497	0.21%		0.26%	0.04%	(0.01)%
Year Ended 10/31/12	501,620	0.21%		0.26%	0.11%	0.06%
Advisory Class
Year Ended 10/31/16(1)	$4,471	0.41	%(4)	0.46%	0.11%	0.06%
Year Ended 10/31/15	229,592	0.22	%(4)	0.46%	0.03%	(0.21)%
Year Ended 10/31/14	150,947	0.19	%(4)	0.46%	0.02%	(0.25)%
Year Ended 10/31/13	32,791	0.22	%(4)	0.46%	0.03%	(0.21)%
Year Ended 10/31/12	11,215	0.30	%(4)	0.46%	0.02%	(0.14)%
Cash Management Class
Year Ended 10/31/16(1)	$19,163	0.32	%(4)	0.36%	0.20%	0.16%
Year Ended 10/31/15	23,375	0.22	%(4)	0.36%	0.03%	(0.11)%
Year Ended 10/31/14	8,288	0.20	%(4)	0.36%	0.01%	(0.15)%
Year Ended 10/31/13	1,830	0.24	%(4)	0.36%	0.01%	(0.11)%
Year Ended 10/31/12	1,493	0.29	%(4)	0.36%	0.03%	(0.04)%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.000	$0.002	(2)	$(0.000	)(3)	$(0.002)		$1.000	0.23%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Institutional Select Class
Year Ended 10/31/16(1)	$1.000	$0.002	(2)	$(0.000	)(3)	$(0.002)		$1.000	0.18%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Investor Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$0.000	(3)	$(0.001)		$1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Administrative Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.000	)(3)	$(0.001)		$1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Advisory Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Participant Class
Year Ended 10/31/16(1)	$1.000	$(0.000	)(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	(0.000	)(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Cash Management Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$0.000	(3)	$(0.001)		$1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.04%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.04%
Select Class
For the Period Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.001)		$(0.000	)(3)	$1.000	0.01	%(7)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$49,883,028	0.17%		0.21%		0.22%		0.18%
Year Ended 10/31/15	38,645,857	0.08%		0.21%		0.04%		(0.09)%
Year Ended 10/31/14	29,191,916	0.04%		0.21%		0.04%		(0.13)%
Year Ended 10/31/13	21,692,448	0.08%		0.21%		0.04%		(0.09)%
Year Ended 10/31/12	12,574,861	0.12%		0.21%		0.05%		(0.04)%
Institutional Select Class
Year Ended 10/31/16(1)	$1,620,891	0.22	%(4)	0.26%		0.17%		0.13%
Year Ended 10/31/15	556,034	0.08	%(4)	0.26%		0.04%		(0.14)%
Year Ended 10/31/14	744,944	0.04	%(4)	0.26%		0.04%		(0.18)%
Year Ended 10/31/13	270,517	0.08	%(4)	0.26%		0.04%		(0.14)%
Year Ended 10/31/12	172,582	0.12	%(4)	0.26%		0.05%		(0.09)%
Investor Class
Year Ended 10/31/16(1)	$39,589	0.26	%(4)	0.31%		0.13%		0.08%
Year Ended 10/31/15	42,230	0.08	%(4)	0.31%		0.04%		(0.19)%
Year Ended 10/31/14	65,642	0.04	%(4)	0.31%		0.04%		(0.23)%
Year Ended 10/31/13	50,578	0.08	%(4)	0.31%		0.04%		(0.19)%
Year Ended 10/31/12	10,894	0.12	%(4)	0.31%		0.05%		(0.14)%
Administrative Class
Year Ended 10/31/16(1)	$23,887	0.32	%(4)	0.36%		0.07%		0.03%
Year Ended 10/31/15	497	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/14	17,251	0.04	%(4)	0.36%		0.04%		(0.28)%
Year Ended 10/31/13	17,298	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/12	18,066	0.12	%(4)	0.36%		0.05%		(0.19)%
Advisory Class
Year Ended 10/31/16(1)	$1,152,411	0.35	%(4)	0.46%		0.04%		(0.07)%
Year Ended 10/31/15	2,172,211	0.08	%(4)	0.46%		0.04%		(0.34)%
Year Ended 10/31/14	1,032,529	0.04	%(4)	0.46%		0.04%		(0.38)%
Year Ended 10/31/13	305,971	0.08	%(4)	0.46%		0.04%		(0.34)%
Year Ended 10/31/12	221,443	0.12	%(4)	0.46%		0.05%		(0.29)%
Participant Class
Year Ended 10/31/16(1)	$1,733	0.43	%(4)	0.71%		(0.04)%		(0.32)%
Year Ended 10/31/15	50	0.08	%(4)	0.71%		0.04%		(0.59)%
Year Ended 10/31/14	50	0.04	%(4)	0.71%		0.04%		(0.63)%
Year Ended 10/31/13	100	0.08	%(4)	0.71%		0.04%		(0.59)%
Year Ended 10/31/12	100	0.12	%(4)	0.71%		0.05%		(0.54)%
Cash Management Class
Year Ended 10/31/16(1)	$131,640	0.30	%(4)	0.36%		0.09%		0.03%
Year Ended 10/31/15	143,092	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/14	160,921	0.04	%(4)	0.36%		0.04%		(0.28)%
Year Ended 10/31/13	52,948	0.08	%(4)	0.36%		0.04%		(0.24)%
Year Ended 10/31/12	2,764	0.12	%(4)	0.36%		0.05%		(0.19)%
Select Class
For the Period Ended 10/31/16(1)	$50	0.43	%(4)(8)	1.01	%(8)	(0.04	)%(8)	(0.62	)%(8)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.000	$0.002	(2)	$(0.001)		$(0.001)		$1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.000	)(3)	$(0.001)		$1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$0.000	(3)	$(0.001)		$1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$(0.000	)(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$(0.000	)(3)	$(0.000	)(3)	$1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$65,792	0.18%		0.21%	0.17%	0.14%
Year Ended 10/31/15	21,314	0.05%		0.86%	0.01%	(0.80)%
Year Ended 10/31/14	45,487	0.03%		0.54%	0.01%	(0.50)%
Year Ended 10/31/13	64,687	0.09%		0.34%	0.01%	(0.24)%
Year Ended 10/31/12	230,332	0.06%		0.25%	0.01%	(0.18)%
Institutional Select Class
Year Ended 10/31/16(1)	$50	0.23	%(4)	0.26%	0.12%	0.09%
Year Ended 10/31/15	50	0.05	%(4)	0.91%	0.01%	(0.85)%
Year Ended 10/31/14	50	0.03	%(4)	0.59%	0.01%	(0.55)%
Year Ended 10/31/13	100	0.09	%(4)	0.39%	0.01%	(0.29)%
Year Ended 10/31/12	100	0.06	%(4)	0.30%	0.01%	(0.23)%
Investor Class
Year Ended 10/31/16(1)	$50	0.27	%(4)	0.31%	0.08%	0.04%
Year Ended 10/31/15	50	0.05	%(4)	0.96%	0.01%	(0.90)%
Year Ended 10/31/14	50	0.03	%(4)	0.64%	0.01%	(0.60)%
Year Ended 10/31/13	100	0.09	%(4)	0.44%	0.01%	(0.34)%
Year Ended 10/31/12	100	0.06	%(4)	0.35%	0.01%	(0.28)%
Administrative Class
Year Ended 10/31/16(1)	$50	0.30	%(4)	0.35%	0.05%	0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	1.01%	0.01%	(0.95)%
Year Ended 10/31/14	50	0.03	%(4)	0.69%	0.01%	(0.65)%
Year Ended 10/31/13	100	0.09	%(4)	0.49%	0.01%	(0.39)%
Year Ended 10/31/12	100	0.06	%(4)	0.40%	0.01%	(0.33)%
Advisory Class
Year Ended 10/31/16(1)	$50	0.31	%(4)	0.46%	0.04%	(0.11)%
Year Ended 10/31/15	50	0.05	%(4)	1.11%	0.01%	(1.05)%
Year Ended 10/31/14	50	0.03	%(4)	0.79%	0.01%	(0.75)%
Year Ended 10/31/13	100	0.09	%(4)	0.59%	0.01%	(0.49)%
Year Ended 10/31/12	100	0.06	%(4)	0.50%	0.01%	(0.43)%
Participant Class
Year Ended 10/31/16(1)	$23,770,200	0.34	%(4)	0.71%	0.01%	(0.36)%
Year Ended 10/31/15	50	0.05	%(4)	1.36%	0.01%	(1.30)%
Year Ended 10/31/14	50	0.03	%(4)	1.04%	0.01%	(1.00)%
Year Ended 10/31/13	100	0.09	%(4)	0.84%	0.01%	(0.74)%
Year Ended 10/31/12	100	0.06	%(4)	0.75%	0.01%	(0.68)%
Cash Management Class
Year Ended 10/31/16(1)	$5,315	0.31	%(4)	0.36%	0.04%	(0.01)%
Year Ended 10/31/15	1,426	0.05	%(4)	1.01%	0.01%	(0.95)%
Year Ended 10/31/14	9,177	0.03	%(4)	0.69%	0.01%	(0.65)%
Year Ended 10/31/13	5,911	0.09	%(4)	0.49%	0.01%	(0.39)%
Year Ended 10/31/12	13,740	0.06	%(4)	0.40%	0.01%	(0.33)%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.000	$0.002	(2)	$(0.000	)(3)	$(0.002)		$1.000	0.19%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Institutional Select Class
Year Ended 10/31/16(1)	$1.000	$0.002	(2)	$(0.000	)(3)	$(0.002)		$1.000	0.15%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Investor Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.000	)(3)	$(0.001)		$1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Administrative Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$0.000	(3)	$(0.001)		$1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Advisory Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$(0.000	)(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Participant Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Cash Management Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.000	)(3)	$(0.001)		$1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Select Class
For the Period Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.001)		$(0.000	)(3)	$1.000	0.00	%(5)(7)
The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$18,311,699	0.17%		0.21%		0.19%		0.15%
Year Ended 10/31/15	16,333,431	0.05%		0.21%		0.03%		(0.13)%
Year Ended 10/31/14	16,880,789	0.03%		0.21%		0.03%		(0.15)%
Year Ended 10/31/13	7,979,992	0.07%		0.21%		0.03%		(0.11)%
Year Ended 10/31/12	6,139,734	0.11%		0.21%		0.02%		(0.08)%
Institutional Select Class
Year Ended 10/31/16(1)	$269,931	0.21	%(4)	0.26%		0.15%		0.10%
Year Ended 10/31/15	439,605	0.05	%(4)	0.26%		0.03%		(0.18)%
Year Ended 10/31/14	434,565	0.03	%(4)	0.26%		0.03%		(0.20)%
Year Ended 10/31/13	323,555	0.07	%(4)	0.26%		0.03%		(0.16)%
Year Ended 10/31/12	42,567	0.11	%(4)	0.26%		0.02%		(0.13)%
Investor Class
Year Ended 10/31/16(1)	$21,719	0.26	%(4)	0.31%		0.10%		0.05%
Year Ended 10/31/15	29,347	0.05	%(4)	0.31%		0.03%		(0.23)%
Year Ended 10/31/14	52,366	0.03	%(4)	0.31%		0.03%		(0.25)%
Year Ended 10/31/13	100	0.07	%(4)	0.31%		0.03%		(0.21)%
Year Ended 10/31/12	100	0.11	%(4)	0.31%		0.02%		(0.18)%
Administrative Class
Year Ended 10/31/16(1)	$1,842	0.32	%(4)	0.36%		0.04%		0.00	%(5)
Year Ended 10/31/15	50	0.05	%(4)	0.36%		0.03%		(0.28)%
Year Ended 10/31/14	50	0.03	%(4)	0.36%		0.03%		(0.30)%
Year Ended 10/31/13	50	0.07	%(4)	0.36%		0.03%		(0.26)%
Year Ended 10/31/12	1,863	0.11	%(4)	0.36%		0.02%		(0.23)%
Advisory Class
Year Ended 10/31/16(1)	$543,850	0.35	%(4)	0.46%		0.01%		(0.10)%
Year Ended 10/31/15	996,049	0.05	%(4)	0.46%		0.03%		(0.38)%
Year Ended 10/31/14	762,077	0.03	%(4)	0.46%		0.03%		(0.40)%
Year Ended 10/31/13	287,694	0.07	%(4)	0.46%		0.03%		(0.36)%
Year Ended 10/31/12	221,433	0.11	%(4)	0.46%		0.02%		(0.33)%
Participant Class
Year Ended 10/31/16(1)	$2,881	0.36	%(4)	0.71%		0.00	%(5)	(0.35)%
Year Ended 10/31/15	180	0.05	%(4)	0.71%		0.03%		(0.63)%
Year Ended 10/31/14	89	0.03	%(4)	0.71%		0.03%		(0.65)%
Year Ended 10/31/13	105	0.07	%(4)	0.71%		0.03%		(0.61)%
Year Ended 10/31/12	137	0.11	%(4)	0.71%		0.02%		(0.58)%
Cash Management Class
Year Ended 10/31/16(1)	$62,228	0.30	%(4)	0.36%		0.06%		0.00	%(5)
Year Ended 10/31/15	55,377	0.05	%(4)	0.36%		0.03%		(0.28)%
Year Ended 10/31/14	89,496	0.03	%(4)	0.36%		0.03%		(0.30)%
Year Ended 10/31/13	104,164	0.07	%(4)	0.36%		0.03%		(0.26)%
Year Ended 10/31/12	419,549	0.11	%(4)	0.36%		0.02%		(0.23)%
Select Class
For the Period Ended 10/31/16(1)	$50	0.38	%(4)(8)	1.01	%(8)	(0.02	)%(8)	(0.65	)%(8)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.000	)(3)	$(0.001)		$1.000	0.14%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Institutional Select Class
Year Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.000	)(3)	$(0.001)		$1.000	0.10%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Investor Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$0.001		$(0.001)		$1.000	0.06%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Administrative Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$(0.000	)(3)	$(0.000	)(3)	$1.000	0.03%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Participant Class
Year Ended 10/31/16(1)	$1.000	$(0.000	)(2)(3)	$0.000	(3)	$(0.000	)(3)	$1.000	0.01%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/16(1)	$1.000	$0.000	(2)(3)	$(0.000	)(3)	$(0.000	)(3)	$1.000	0.02%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Select Class
For the Period Ended 10/31/16(1)	$1.000	$0.001	(2)	$(0.001)		$(0.000	)(3)	$1.000	0.00	%(5)(7)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$19,382,045	0.17%		0.21%		0.15%		0.11%
Year Ended 10/31/15	14,113,772	0.02%		0.21%		0.01%		(0.18)%
Year Ended 10/31/14	5,352,337	0.02%		0.21%		0.02%		(0.17)%
Year Ended 10/31/13	3,371,706	0.07%		0.22%		0.01%		(0.14)%
Year Ended 10/31/12	3,010,813	0.05%		0.21%		0.01%		(0.15)%
Institutional Select Class
Year Ended 10/31/16(1)	$277,773	0.21	%(4)	0.26%		0.11%		0.06%
Year Ended 10/31/15	1,989,121	0.02	%(4)	0.26%		0.01%		(0.23)%
Year Ended 10/31/14	143,946	0.02	%(4)	0.26%		0.02%		(0.22)%
Year Ended 10/31/13	1,172	0.07	%(4)	0.27%		0.01%		(0.19)%
Year Ended 10/31/12	100	0.05	%(4)	0.26%		0.01%		(0.20)%
Investor Class
Year Ended 10/31/16(1)	$67,007	0.27	%(4)	0.31%		0.05%		0.01%
Year Ended 10/31/15	50	0.02	%(4)	0.31%		0.01%		(0.28)%
Year Ended 10/31/14	50	0.02	%(4)	0.31%		0.02%		(0.27)%
Year Ended 10/31/13	100	0.07	%(4)	0.32%		0.01%		(0.24)%
Year Ended 10/31/12	183	0.05	%(4)	0.31%		0.01%		(0.25)%
Administrative Class
Year Ended 10/31/16(1)	$50	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	50	0.02	%(4)	0.36%		0.01%		(0.33)%
Year Ended 10/31/14	50	0.02	%(4)	0.36%		0.02%		(0.32)%
Year Ended 10/31/13	100	0.07	%(4)	0.37%		0.01%		(0.29)%
Year Ended 10/31/12	100	0.05	%(4)	0.36%		0.01%		(0.30)%
Advisory Class
Year Ended 10/31/16(1)	$53,009	0.31	%(4)	0.46%		0.01%		(0.14)%
Year Ended 10/31/15	11,150	0.02	%(4)	0.46%		0.01%		(0.43)%
Year Ended 10/31/14	5,279	0.02	%(4)	0.46%		0.02%		(0.42)%
Year Ended 10/31/13	100	0.07	%(4)	0.47%		0.01%		(0.39)%
Year Ended 10/31/12	100	0.05	%(4)	0.46%		0.01%		(0.40)%
Participant Class
Year Ended 10/31/16(1)	$689	0.33	%(4)	0.71%		(0.01)%		(0.39)%
Year Ended 10/31/15	50	0.02	%(4)	0.71%		0.01%		(0.68)%
Year Ended 10/31/14	50	0.02	%(4)	0.71%		0.02%		(0.67)%
Year Ended 10/31/13	100	0.07	%(4)	0.72%		0.01%		(0.64)%
Year Ended 10/31/12	100	0.05	%(4)	0.71%		0.01%		(0.65)%
Cash Management Class
Year Ended 10/31/16(1)	$99,031	0.29	%(4)	0.36%		0.03%		(0.04)%
Year Ended 10/31/15	78,516	0.02	%(4)	0.36%		0.01%		(0.33)%
Year Ended 10/31/14	96,708	0.02	%(4)	0.36%		0.02%		(0.32)%
Year Ended 10/31/13	149,890	0.07	%(4)	0.37%		0.01%		(0.29)%
Year Ended 10/31/12	169,144	0.05	%(4)	0.36%		0.01%		(0.30)%
Select Class
For the Period Ended 10/31/16(1)	$50	0.34	%(4)(8)	1.01	%(8)	(0.02	)%(8)	(0.69	)%(8)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$1.0000	$0.0014	(2)	$0.0026		$(0.0040	)(9)	$1.0000	0.40%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.02%
Institutional Select Class
Year Ended 10/31/16(1)	$1.0000	$0.0011	(2)	$0.0027		$(0.0038	)(9)	$1.0000	0.37%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Advisory Class
Year Ended 10/31/16(1)	$1.0000	$0.0003	(2)(3)	$0.0028		$(0.0030	)(9)	$1.0001	0.31%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Cash Management Class
Year Ended 10/31/16(1)	$1.0000	$0.0009	(2)	$0.0022		$(0.0031	)(9)	$1.0000	0.31%
Year Ended 10/31/15	1.000	0.000	(2)(3)	(0.000	)(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/14	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/13	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	(2)(3)	0.000	(3)	(0.000	)(3)	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Financial Highlights (cont'd)

	Net Assets, End of Period (000)		Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/16(1)	$59,273		0.11	%(4)(6)	0.48%	0.18	%(6)	(0.19)%	0.00	%(5)
Year Ended 10/31/15	97,678		0.04	%(4)(6)	0.38%	0.01	%(6)	(0.33)%	0.00	%(5)
Year Ended 10/31/14	110,401		0.07	%(6)	0.31%	0.01	%(6)	(0.23)%	0.00	%(5)
Year Ended 10/31/13	159,001		0.14	%(6)	0.25%	0.01	%(6)	(0.10)%	0.00	%(5)
Year Ended 10/31/12	581,969		0.14	%(6)	0.22%	0.02	%(6)	(0.06)%	0.00	%(5)
Institutional Select Class
Year Ended 10/31/16(1)	$50		0.14	%(4)(6)	0.53%	0.15	%(6)	(0.24)%	0.00	%(5)
Year Ended 10/31/15	50		0.04	%(4)(6)	0.43%	0.01	%(6)	(0.38)%	0.00	%(5)
Year Ended 10/31/14	50		0.07	%(4)(6)	0.36%	0.01	%(6)	(0.28)%	0.00	%(5)
Year Ended 10/31/13	100		0.14	%(4)(6)	0.30%	0.01	%(6)	(0.15)%	0.00	%(5)
Year Ended 10/31/12	100		0.15	%(4)(6)	0.27%	0.01	%(6)	(0.11)%	0.00	%(5)
Advisory Class
Year Ended 10/31/16(1)	$—	@	0.22	%(4)(6)	0.73%	0.07	%(6)	(0.44)%	0.00	%(5)
Year Ended 10/31/15	6,657		0.04	%(4)(6)	0.63%	0.01	%(6)	(0.58)%	0.00	%(5)
Year Ended 10/31/14	7,125		0.07	%(4)(6)	0.56%	0.01	%(6)	(0.48)%	0.00	%(5)
Year Ended 10/31/13	7,596		0.14	%(4)(6)	0.50%	0.01	%(6)	(0.35)%	0.00	%(5)
Year Ended 10/31/12	7,640		0.15	%(4)(6)	0.47%	0.01	%(6)	(0.31)%	0.00	%(5)
Cash Management Class
Year Ended 10/31/16(1)	$30,694		0.20	%(4)(6)	0.63%	0.09	%(6)	(0.34)%	0.00	%(5)
Year Ended 10/31/15	25,927		0.04	%(4)(6)	0.53%	0.01	%(6)	(0.48)%	0.00	%(5)
Year Ended 10/31/14	38,103		0.07	%(4)(6)	0.46%	0.01	%(6)	(0.38)%	0.00	%(5)
Year Ended 10/31/13	32,704		0.14	%(4)(6)	0.40%	0.01	%(6)	(0.25)%	0.00	%(5)
Year Ended 10/31/12	650,822		0.15	%(4)(6)	0.37%	0.01	%(6)	(0.21)%	0.00	%(5)

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Notes to Financial Highlights

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Portfolio. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.0005 per share.

(4)  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Portfolios' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(5)  Amount is less than 0.005%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized

(8)  Annualized

(9)  Includes paid-in-capital distribution of $0.0022

@  The amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2016 Annual Report

October 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Fund is comprised of seven separate, active, diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to eight different classes of shares for certain Portfolios. Each Portfolio offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class and the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios. The Fund applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

On March 31, 2016, the Government, Treasury and Treasury Securities Portfolios commenced offering Select Class shares.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of the year-end. In addition, during the month of October 2016, the Participant Class was also fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of the year-end. Accordingly, no financial highlights have been presented.

The Securities and Exchange Commission ("SEC") has adopted changes to the rules that govern money market funds. Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require the Portfolios to have a floating NAV, rounded to the fourth decimal place. In addition, the Portfolios are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of the Portfolios. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow the Portfolios to continue to seek a stable NAV. The Portfolios will not impose a liquidity fee or temporarily suspend redemptions in the event that the Portfolios' weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the Portfolios is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. (2) Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures, established by and under the general supervision of the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Repurchase Agreements: Certain Portfolios may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Portfolios may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Portfolio will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Portfolio's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Portfolios' and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of October 31, 2016.

Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$62,268	$—	$62,268
Commercial Paper	—	74,892	—	74,892
Floating Rate Notes	—	28,720	—	28,720
Repurchase Agreements	—	188,996	—	188,996
Tax-Exempt Instruments
Daily Variable Rate Bonds	—	20,000	—	20,000
Weekly Variable Rate Bond	—	10,000	—	10,000
Total Tax-Exempt Instruments	—	30,000	—	30,000
Time Deposits	—	95,000	—	95,000
Total Assets	$—	$479,876	$—	$479,876

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$180,258	$—	$180,258
Commercial Paper	—	195,707	—	195,707
Floating Rate Notes	—	80,057	—	80,057
Repurchase Agreements	—	885,991	—	885,991
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Tax-Exempt Instruments
Daily Variable Rate Bonds	$—	$63,065	$—	$63,065
Weekly Variable Rate Bond	—	31,560	—	31,560
Total Tax-Exempt Instruments	—	94,625	—	94,625
Time Deposits	—	470,000	—	470,000
Total Assets	$—	$1,906,638	$—	$1,906,638

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$29,451,477	$—	$29,451,477
U.S. Agency Securities	—	19,248,217	—	19,248,217
U.S. Treasury Securities	—	3,668,048	—	3,668,048
Total Assets	$—	$52,367,742	$—	$52,367,742

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreement	$—	$9,500,000	$—	$9,500,000
U.S. Agency Securities	—	12,430,117	—	12,430,117
U.S. Treasury Securities	—	2,048,824	—	2,048,824
Total Assets	$—	$23,978,941	$—	$23,978,941

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$9,831,907	$—	$9,831,907
U.S. Treasury Securities	—	9,054,127	—	9,054,127
Total Assets	$—	$18,886,034	$—	$18,886,034

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$19,805,119	$—	$19,805,119
Total Assets	$—	$19,805,119	$—	$19,805,119

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$42,615	$—	$42,615
Daily Variable Rate Bonds	—	39,750	—	39,750
Closed-End Investment Company	—	6,000	—	6,000
Total Assets	$—	$88,365	$—	$88,365

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of year ended October 31, 2016, the Portfolios did not have any investments transfer between investment levels.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below.

Portfolio	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory, its administration fees and/or reimburse each Portfolio so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

expenses (including litigation), will not exceed the maximum expense ratios.

	Maximum Expense Ratios
Class	Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.45	**
Cash Management Class	0.35	0.35	0.35	0.35
Select Class*	—	—	1.00	—

** Effective March 1, 2016, the maximum expense ratio was reduced from 0.70% to 0.45%.

	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class*	1.00	1.00	—

* Commenced offering on March 31, 2016.

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolios' prospectus or until such time as the Fund's Board of Trustees (the "Trustees") act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Portfolios' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable a Portfolio to maintain a minimum level of daily net investment income. For the year ended October 31, 2016, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Money Market	$3,897
Prime	4,935
Government	17,596
Government Securities	1,342
Treasury	7,441
Treasury Securities	7,677
Tax-Exempt	289

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Portfolio's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

For the year ended October 31, 2016, the Portfolios had administration fees waived as follows:

Portfolio	Administration Fees Waived (000)
Money Market	$4
Prime	9
Government Securities	8
Treasury	3
Treasury Securities	9
Tax-Exempt	46

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Fund.

The Fund has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Fund has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Fund has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares (effective March 31, 2016) pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares,

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

respectively, to compensate certain service organizations for providing distribution related services to the Fund. Effective March 1, 2016, the Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2016, this waiver amounted to approximately $1,345,000.

The Fund has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares (effective March 31, 2016) pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. Effective March 1, 2016, the Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2016, this waiver amounted to approximately $12,107,000.

The Distributor has agreed to reduce its distribution fees to enable a Portfolio to maintain a minimum level of daily net investment income for any class of shares in a Portfolio.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Fund's Dividend Disbursing and Transfer Agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolios in September 2016 as a reimbursement. State Street reimbursed the Portfolios directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolios have experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period waiver of advisory fees and expenses reimbursed by the Adviser.

G. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2016 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Portfolio	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)
Money Market	$16,286	$—	$—	$4,377	$—	$—
Prime	55,736	—	—	13,435	—	—
Government	89,185	—	—	14,512	—	—
Government Securities	1,115	—	—	3	—	—
Treasury	36,178	—	—	4,994	—	—
Treasury Securities	26,922	—	—	1,010	—	—
Tax-Exempt	1	199	126	2	14	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are generally due to distribution redesignations and/or gain on the sale of deferred compensation assets. These resulted in the following reclassifications among the Portfolios' components of net assets at October 31, 2016:

Portfolio	Accumulated Undistributed Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
Money Market	$195	$(199)	$4
Prime	1,140	(1,140)	—
Government	(14)	14	—
Government Securities	23	(23)	—
Treasury	255	(255)	—
Treasury Securities	79	(79)	—
Tax-Exempt	(2)	2	—

At October 31, 2016 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$204	$—	$—
Prime	936	—	—
Government	8,456	—	—
Government Securities	50	—	—
Treasury	2,374	—	—
Treasury Securities	1,776	—	—
Tax-Exempt	—	—	—

At October 31, 2016, the following Portfolio had available for federal income tax purposes unused short term capital losses that do not have an expiration date:

Portfolio	Short-term Losses (No Expiration) (000)
Government	$307

In addition, at October 31, 2016, the following Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Portfolio	2018 (000)
Tax-Exempt	$21

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended October 31, 2016, the following Portfolios utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Portfolio	Capital loss Carryforward Utilized (000)
Money Market	$72
Treasury	53
Treasury Securities	56
Tax-Exempt	2

H. Transactions with Affiliates: The Tax-Exempt Portfolio invested in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio ("the Government Portfolio"), an open-ended management investment company managed by the Adviser. A summary of the Tax- Exempt Portfolio's transactions in shares of the Government Portfolio during the year ended October 31, 2016 is as follows:

Portfolio	Value October 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value October 31, 2016 (000)
Tax-Exempt	$20,600	$110,900	$131,500	$2	$—

Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Government Portfolio. For the year ended October 31, 2016, advisory fees paid were reduced by approximately $4,000 relating to Tax-Exempt Portfolio's investment in the Government Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2016, the Government Portfolio, Money Market Portfolio, Prime Portfolio, Tax-Exempt Portfolio, Treasury Portfolio and Treasury Securities Portfolio engaged in cross-trade purchases of approximately $250,000,000, $383,300,000, $3,263,703,000, $259,150,000, $800,000,000 and $0 respectively, and sales of approximately $0, $22,000,000, $9,000,000, $252,075,000, $0 and $25,000,000 respectively, which resulted in no net realized gains for each of the respective Portfolios.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee

2016 Annual Report

October 31, 2016

Notes to Financial Statements (cont'd)

to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolios.

I. Other: At October 31, 2016, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

Percentage of Ownership
Money Market	70.6%
Prime	60.4
Government	15.4
Government Securities	99.7
Treasury	13.6
Treasury Securities	27.6
Tax-Exempt	94.8

2016 Annual Report

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Institutional Liquidity Funds (comprising, respectively, Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively, the "Portfolios") as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not obtained. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Institutional Liquidity Funds at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 28, 2016

2016 Annual Report

October 31, 2016

Investment Advisory Agreement Approval (unaudited)

MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolios. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Money Market, Prime, Government, Treasury and Treasury Securities Portfolios were better than the peer group averages for the one-, three- and five-year periods.

The Board noted that the performances of the Government Securities and Tax-Exempt Portfolios were below the peer group averages for the one-year period but equal to the peer group averages for the three-and five-year periods.

Performance Conclusions

With respect to all of the Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the management fees and total expense ratios for the Government, Government Securities and Tax-Exempt Portfolios were lower than the peer group averages.

2016 Annual Report

October 31, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Prime Portfolio, the contractual management fee was lower than its peer group average, the actual management fee was higher than its peer group average and the total expense ratio was higher than but close to its peer group average.

The Board noted that, for the Money Market Portfolio, the contractual management fee and total expense ratio were lower than their peer group averages and the actual management fee was higher than its peer group average.

The Board noted that, for the Treasury and Treasury Securities Portfolios, the contractual management fees were higher than but close to their peer group averages and the actual management fees and total expense ratios were lower than their peer group averages.

Fee and Expense Conclusion

With respect to all of the Portfolios (except the Money Market and Prime Portfolios), after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

With respect to the Money Market and Prime Portfolios, after discussion, the Board concluded that the management fees were acceptable and total expense ratios were competitive with their peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

2016 Annual Report

October 31, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolios' business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2016 Annual Report

October 31, 2016

Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended October 31, 2016.

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt dividends:

Portfolio	Tax-Exempt Percentage
Tax-Exempt	99.27%

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended October 31, 2016.

Each of the applicable Portfolios may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Portfolio	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market	$16,286,102	—
Prime	55,735,553	—
Government	89,185,654	—
Government Securities	1,114,157	—
Treasury	36,176,357	—
Treasury Securities	26,921,968	—
Tax-Exempt	200,081	—

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2016 Annual Report

October 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

2016 Annual Report

October 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

2016 Annual Report

October 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

2016 Annual Report

October 31, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

2016 Annual Report

October 31, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

2016 Annual Report

October 31, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2016 Annual Report

October 31, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (57) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Portfolio provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Portfolio's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Each Portfolio also delivers the semi-annual and annual reports to shareholders and makes these reports available on its public website, www.morganstanley.com/liquidity. Each Portfolio also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q and monthly holdings on Form N-MFP. The Portfolios do not deliver these reports to shareholders, nor are the first and third fiscal quarters posted to the Morgan Stanley public website. However, the holdings for each Portfolio are posted to the Morgan Stanley public website. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/liquidity. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
1651077 EXP. 12.31.2017

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$221,522		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$21,000	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$21,000		$9,289,024

Total	$242,522		$9,289,024

2015

	Registrant		Covered Entities(1)
Audit Fees	$221,522		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$21,000	(3)	$7,968,463	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$21,000		$8,180,463

Total	$242,522		$8,180,463

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 15, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 15, 2016